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                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 27, 2003, between Column Financial, Inc., a Delaware corporation ("Column"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

          Column desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Exhibit A-1 Loans") identified on the schedule annexed hereto as Exhibit A-1, as such schedule may be amended from time to time pursuant to the terms hereof.

          Column also desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Exhibit A-2 Loans" and, collectively with the Exhibit A-1 Loans, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A-2 (together with the schedule annexed hereto as Exhibit A-1, the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof. Column acquired each of the Exhibit A-2 Loans from KeyBank National Association ("KeyBank") in December 2002. The mortgage loan purchase agreement whereby Column acquired the Exhibit A-2 Loans from KeyBank is herein referred to as the "Other MLPA". It is expected that KeyBank will be responsible for making certain representations and warranties with respect to the Exhibit A-2 Loans in lieu of the Seller's making the same.

          CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc., and Moody's Investors Service, Inc. (together, the "Rating Agencies"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement dated as of April 11, 2003 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a KeyBank Real Estate Capital, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities

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will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          CSFB Mortgage Securities intends to sell certain classes of the Certificates (collectively, the "Publicly Offered Certificates") to Credit Suisse First Boston LLC ("CSFB LLC"), Goldman, Sachs & Co. and McDonald Investments Inc. (collectively in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of March 27, 2003 (the "Underwriting Agreement), among CSFB Mortgage Securities and the Underwriters, and CSFB Mortgage Securities intends to sell certain classes of the remaining Certificates (the "Privately Offered Certificates") to CSFB LLC, pursuant to a certificate purchase agreement dated as of March 27, 2003 (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities and the CSFB LLC. The Publicly Offered Certificates are more fully described in a prospectus dated March 27, 2003 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated March 27, 2003 (the "Prospectus Supplement" and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Privately Offered Certificates are more fully described in a confidential offering circular dated March 27, 2003 (the "Confidential Offering Circular"), as it may be amended or supplemented at any time hereafter.

          Column will indemnify CSFB Mortgage Securities, CSFB LLC, the other Underwriters and certain related parties with respect to the disclosure regarding the Exhibit A-1 Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of March 27, 2003 (the "Indemnification Agreement"), among Column, CSFB Mortgage Securities, CSFB LLC and the other Underwriters.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on April 11, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Mortgage Loans in April 2003 (individually and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date, whether or not received, of $835,429,760, subject to a variance of plus or minus 5%. The consideration for the Mortgage Loans shall be cash in the amount of 101.7% of such aggregate principal balance of the Mortgage Loans, together with accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including the Cut-off Date to but not including the Closing Date, which cash amount the Purchaser shall pay to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

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          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

          (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to (and, upon receipt by the Purchaser, if applicable, shall be delivered to) the Seller).

          (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18 hereof, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan, as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, and/or to re-issue, to the Purchaser or its designee the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated recipient of the items described in the first sentence of this paragraph, and the designated beneficiary under each Letter of Credit referred to in the second sentence of this paragraph, shall be the Trustee. The Purchaser hereby acknowledges that the assignment and/or re-issue process will require the Seller to deliver each original Letter of Credit to the issuing entity and the Purchaser hereby agrees that the Seller shall have up to forty-five (45) days to complete each such assignment and/or re-issue; provided, however, that if the Master Servicer determines to make a draw under any such Letter of Credit before the assignment and/or re-issue has been completed, then the Seller will cooperate with the Master Servicer in making the presentation and draw on the Letter of Credit and, if necessary, shall make such presentation and draw in its own name pursuant to the written instructions of the Master Servicer and shall deliver the proceeds thereof to the Master Servicer for the benefit of the Trust. If such a draw is not honored as a result of the assignment and/or re-issue process being incomplete, the Seller shall be liable to the Trust for all expenses, damages or losses, including, but not limited to, reimbursement of interest charged by the Master Servicer for any Advance made in lieu of the such draw, up to an amount not to exceed the amount of such draw, plus Advance Interest, and related expenses resulting from the failure of the draw to be so honored.

          If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related

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Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

          In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent that any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its servicing agent): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls, third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (provided that the Seller shall not be required to deliver any attorney-client privileged communication or any other documents or materials prepared by the Seller or its affiliates solely for internal credit analysis and other internal uses); and
(ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans. The designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

          In connection with the foregoing paragraphs of this Section 2(c), the Seller is a designated recipient, or shall otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement. To the extent that those certifications and/or the related exception reports reflect Document Defects with respect to the Mortgage Loans, those certifications and/or the related exception reports shall constitute notice to the Seller for purposes of Section 5 upon receipt thereof by the Seller.

          (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be; provided that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents with respect to the Mortgage Loans that the Purchaser has been unable to record.

Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee.

          (e) Upon sale of Certificates representing at least 10% of the total fair value of all the Certificates to unaffiliated third parties, the Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the total fair value of all the Certificates to unaffiliated third parties, the Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Purchaser under GAAP, the Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Purchaser and are no longer available to satisfy claims of the Seller's creditors.

          (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser prior to the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4 hereof (subject, however, to Section 5(d)).

          SECTION 4. Representations, Warranties and Covenants of the Seller and the Purchaser.

          (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1 hereto. The

Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2 hereto.

          (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Exhibit A-1 Loan, each of the representations and warranties set forth in Exhibit C hereto.

          In addition, the Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Exhibit A-2 Loan, as follows:

          (i) Immediately prior to the transfer of the Exhibit A-2 Loans to the Purchaser pursuant to this Agreement (and assuming that KeyBank transferred to the Seller good title to each Exhibit A-2 Loan free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances, except for certain servicing rights of an affiliate of KeyBank), the Seller had good title to, and was the sole owner of, each Exhibit A-2 Loan and, further, has full right, power and authority to sell, transfer and assign each Exhibit A-2 Loan to, or at the direction of, the Purchaser, free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances created by or through the Seller, except for certain servicing rights of an affiliate of KeyBank.

          (ii) Subject to the completion of names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and/or by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all of the Seller's right, title and interest in and to the Exhibit A-2 Loans, free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances created by or through the Seller, except for certain servicing rights of an affiliate of KeyBank.

          (iii) The sale of the Seller's right, title and interest in and to the Exhibit A-2 Loans to the Purchaser or its designee, as contemplated hereby, does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          (iv) Assuming that each Mortgage Note in respect of an Exhibit A-2 Loan was properly endorsed by KeyBank as directed by the Seller, then each Mortgage Note in respect of an Exhibit A-2 Loan is properly endorsed in blank.

          (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of CSFB Mortgage Securities only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the CSFB Mortgage Securities, CSFB LLC and the other Underwriters) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

          (d) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Purchaser, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution", references therein to "Cut-off Date" being deemed to be references to the "most recent Due Date for the subject Replacement Mortgage Loan on or before the date of substitution" and references to "April 2003" and "March 2003" being deemed to be references to the "month of substitution" and the "month preceding the month of substitution", respectively). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes (and, regardless of whether it replaced an Exhibit A-1 Loan or an Exhibit A-2 Loan, shall also be deemed to constitute a "Exhibit A-1 Loan" hereunder for all purposes).

          (e) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files for the Mortgage Loans to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

          (f) For purposes of this Agreement, "Breach" shall mean a breach of representation and warranty made by the Seller with respect to any Mortgage Loan pursuant to Section 4(b) or 4(d) of this Agreement. Also for purposes of this Agreement, "Material Breach" shall mean, with respect to any Mortgage Loan or REO Property, any Breach that materially and adversely affects the value of, or the interests of the Purchaser (or, for so long as such Mortgage Loan is subject to the Pooling and Servicing Agreement, of the Trust) in, such Mortgage Loan or REO Property, or that materially and adversely affects any Certificateholder.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Purchaser or one of its servicing agents shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days (or in the case of a Material Document Defect that consists of the failure to deliver a Specially Designated Mortgage Loan Document with respect to any Mortgage Loan, 15 days) of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect with respect to any Mortgage Loan (such 90-day (or, if applicable, 15-day) period, the "Initial Resolution Period"), the Seller shall, subject to the next paragraph and, further, to Section 5(b) and Section 5(c) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or such Material Document Defect (such Mortgage Loan, a "Defective Mortgage Loan"), as the case may be, at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof stating (i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date (or, in the case of a

Replacement Mortgage Loan, as of the related date of substitution), was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period,
(iv) what actions the Seller is pursuing in connection with the cure thereof and
(v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect, as applicable, arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or a Material Document Defect with respect to any Mortgage Loan, it will notify the Purchaser.

          Notwithstanding the foregoing, if there exists a Breach of any representation or warranty on the part of a the Seller set forth in, or made pursuant to, Section 4(b) or 4(d) of this Agreement relating to whether or not the Mortgage Loan Documents or any particular Mortgage Loan Document for any Mortgage Loan for any reason requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall, in accordance with, and no later than 90 days following the Seller's receipt of, the written directions of the Purchaser or its servicing agent, wire transfer to the account designated in those directions, the amount of any such costs and expenses borne by the Purchaser that are the basis of such Breach. Upon its making such wire transfer, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser (including, without limitation, the Certificateholders and the Trustee on their behalf) regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

          "Resolution Extension Period" shall mean:

          (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, 90 days;

          (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is and remains a Performing Pooled Mortgage Loan throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (A) the 90th day following the end of such Initial Resolution Period and (B) the 45th day following the Seller's receipt of written notice from the Purchaser or its servicing agent of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

          (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Performing Pooled Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (A) the end of such Initial Resolution Period and (B) the Seller's receipt of written notice from the Purchaser or its servicing agent of the occurrence of such Servicing Transfer Event; and

          (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Pooled Mortgage Loan or has become a Pooled REO Loan as of the commencement of the applicable Initial Resolution Period, the 30th day following the end of such Initial Resolution Period; provided that, if the Seller did not receive written notice from the Purchaser or its servicing agent of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (iii) of this definition will be deemed to apply;

provided that, except as otherwise set forth in the following two provisos, there shall be no Resolution Extension Period in respect of a Material Document Defect involving a Specially Designated Mortgage Loan Document; and provided, further, that if a Material Document Defect exists with respect to any Mortgage Loan, if such Mortgage Loan is then subject to the Pooling and Servicing Agreement, and if the Seller escrows with the Master Servicer, prior to the end of the Initial Resolution Period and any Resolution Extension Period otherwise applicable to the remediation of such Material Document Defect without regard to this proviso, cash in the amount of the then Purchase Price for such Mortgage Loan and subsequently delivers to the Master Servicer, on a monthly basis, such additional cash as may be necessary to maintain a total escrow equal to the Purchase Price for such Mortgage Loan as such price may increase over time (the total amount of cash delivered to the Master Servicer with respect to any Mortgage Loan as contemplated by this proviso or the immediately following proviso, the "Purchase Price Security Deposit"), then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended until the earliest of (i) the second anniversary of the Closing Date,
(ii) the date on which such Mortgage Loan is no longer outstanding and part of the Trust Fund and (iii) if such Mortgage Loan becomes a Specially Serviced Pooled Mortgage Loan under the Pooling and Servicing Agreement, the date, if any, on which the Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof; and provided, further, that if the Material Document Defect referred to in the preceding proviso consists of a failure to deliver a Specially Designated Mortgage Loan Document, and if the Seller delivers to the Master Servicer a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan, then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended to the 15th day following the end of the applicable Initial Resolution Period.

          The Purchaser or its servicing agent shall establish, and maintain any Purchase Price Security Deposit delivered to it with respect to any Mortgage Loan in, one or more accounts (individually and collectively, the "Purchase Price Security Deposit Account") and shall be entitled to make withdrawals from such account(s) for the following purposes: (i) to cover any costs and expenses resulting from the applicable Material Document Defect; (ii) upon any discounted payoff or other liquidation of such Mortgage Loan, to cover any Realized Loss related thereto; and (iii) if the Seller so directs, or if the balance on deposit in the Purchase Price Security Deposit Account declines, and for 45 days remains, below the Purchase Price for such Mortgage Loan (except where a Purchase Price Security Deposit equal to 25% of the outstanding principal balance of the subject Mortgage Loan is permitted to be delivered in order to obtain a 15-day Resolution Extension Period with respect to the failure to deliver a Specially Designated Mortgage Loan Document), or if such Material Document is not remedied on or before the second anniversary of the Closing Date, or if such Mortgage Loan becomes a Specially Serviced Pooled Mortgage Loan under the Pooling and Servicing Agreement and the Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof, to apply the Purchase Price Security Deposit to a full or partial, as applicable, payment of the Purchase Price for such Mortgage Loan (with the Seller to pay any remaining balance of such Purchase Price). The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom as contemplated by the prior sentence) upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect's being remedied in all material respects and all associated fees and expenses being paid in full. The Seller may direct the Purchaser or its servicing agent to invest or cause the investment of the funds deposited in any Purchase Price Security Deposit Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its servicing agent shall act upon the written instructions of the Seller with respect to the investment of funds in any Purchase Price Security Deposit Account in such Permitted Investments; provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Purchase Price Security Deposit Account. All income and gain realized from the investment of funds deposited in any Purchase Price Security Deposit Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its servicing agent and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred and any deposits required to be made by the Seller as contemplated by the second proviso to the prior paragraph), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Purchase Price Security Deposit Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Purchase Price Security Deposit Account. Neither the Purchaser nor any of its servicing agents shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in any Purchase Price Security Deposit Account in Permitted Investments or any losses resulting therefrom.

          If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased or replaced by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase or substitution, the Purchaser or its servicing agent shall use its best efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto (as to each such group, the "Primary Real Property Collateral"); provided that, if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then no such termination shall be affected unless and until the Trustee and the Master Servicer shall have received from the Seller (i) an Opinion of Counsel from independent counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust

Event with respect to either Grantor Trust Pool and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser and its servicing agents pursuant to this paragraph (to the extent not reimbursed by the related Borrower) shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced.

          If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the prior paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the first proviso to the first sentence of the prior paragraph), if the Seller has not elected to purchase the entire affected Cross-Collateralized Group, and if such Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then, to the extent that the Seller is required to repurchase or replace any Mortgage Loan in that Cross-Collateralized Group in the manner prescribed above while the Trust continues to hold any other Mortgage Loan in that Cross-Collateralized Group, the Trustee, on behalf of the Trust, and the Seller each hereby agrees to forbear from enforcing any remedies against the other's Primary Real Property Collateral but may exercise remedies against the Primary Real Property Collateral securing the Mortgage Loans in that Cross-Collateralized Group held by it; provided that the Trustee and the Master Servicer shall have received, at the expense of the Seller, an Opinion of Counsel from independent counsel to the effect that (i) the exercise of remedies by the Seller, on the one hand, or the Trust, on the other hand, with respect to the Primary Real Property Collateral securing the respective Mortgage Loan(s) in such Cross-Collateralized Group held by such party would not materially and adversely affect the rights of the other such party to proceed against the Primary Real Property Collateral for the respective Mortgage Loan(s) in such Cross-Collateralized Group held by such other party and (ii) the foregoing arrangement would not result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to any Grantor Trust Pool. Any reserve or other cash collateral or letters of credit securing the subject Cross-Collateralized Group shall be allocated between the Mortgage Loans therein held by the Seller, on the one hand, and the Trust, on the other hand, in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon the outstanding principal balances of their respective Mortgage Loans in such Cross-Collateralized Group. All other terms of the Mortgage Loans in such Cross-Collateralized Group shall remain in full force and effect, without any modification thereof. The Borrowers under the respective Cross-Collateralized Groups of Mortgage Loans are intended third-party beneficiaries of the provision set forth in this paragraph. The provisions of this paragraph may not be modified with respect to any Mortgage Loan in a Cross-Collateralized Group without the related Borrower's consent.

          If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the second preceding paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the first proviso to the first sentence of the second preceding paragraph) and the forbearance arrangement in respect of such Cross-Collateralized Group cannot be effected as contemplated by the preceding paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the proviso to the first sentence of the prior paragraph) then the entire Cross-Collateralized Group shall be repurchased or replaced if the subject Material Breach or Material Document Defect, as the case may be, is not remedied in all material respects by the end of the applicable Initial Resolution Period and any applicable Resolution Extension Period.

          Whenever one or more mortgage loans are substituted by the Seller for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall
(i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee (which designee, unless otherwise stated, is the Trustee), (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

          If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

          (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

          (c) If, on or after October 11, 2004, the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, which Material Document Defect constitutes a Recording Omission, and if such Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller, with the consent of the Controlling Class Representative, which consent may be granted or withheld in its sole discretion, in lieu of repurchasing or replacing such Mortgage Loan (as and to the extent contemplated by Section 5(a) above), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the Master Servicer. In furtherance of the preceding sentence, the Purchaser or its servicing agent shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the Purchaser or its servicing agent shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser or its servicing agent to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser or its servicing agent shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its servicing agent and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its servicing agents shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording Omission Credit shall (i) entitle the Purchaser or its servicing agent to draw upon the Recording Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its servicing agent, and (iii) be issued by such issuer and containing such other terms as the Purchaser or its servicing agent may reasonably require to make such Recording Omission Credit reasonably equivalent security to a Recording Omission Reserve in the same amount. Once a Recording Omission Reserve or Recording Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its servicing agent shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its servicing agent as a result of a Recording Omission. The Recording Omission Reserve or Recording Omission Credit or any unused balance thereof with respect to any Mortgage Loan will be released to the Seller by the Purchaser upon the earlier of the Seller's cure of all Recording Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording Omissions with respect to such Mortgage Loan) and such Mortgage Loan's no longer being a part of the Trust Fund under the Pooling and Servicing Agreement.

          (d) It is understood and agreed that the obligations of the Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect with respect to any Mortgage Loan, repurchase or replace the related Defective Mortgage Loan(s) or establish a Recording Omission Credit or a Recording Omission Reserve with respect to the related

Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or a Document Defect in respect of any Mortgage Loan.

          (e) If the Seller disputes that a Material Document Defect or a Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the related Defective Mortgage Loan from the Purchaser or its assignee or (iii) to replace the related Defective Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with the foregoing provisions of this Section 5, then (provided that (i) the Defective Mortgage Loan is then subject to the Pooling and Servicing Agreement, (ii) the applicable Initial Resolution Period and any applicable Resolution Extension Period has expired and (iii) the Defective Mortgage Loan is then in default and is then a Specially Serviced Pooled Mortgage Loan) the Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Defective Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement, while pursuing the repurchase claim, and such action shall not be a defense to the repurchase claim or alter the applicable Purchase Price.

          If any REO Property in respect of any Defective Mortgage Loan is subject to the Pooling and Servicing Agreement, then the Seller shall be notified promptly and in writing by the Special Servicer of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by the Seller, the Seller shall then have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. The Seller shall have three (3) Business Days to purchase such REO Property from the date that it was notified of such offer. The Special Servicer shall be obligated to provide the Seller with any appraisal or other third-party reports relating to such REO Property within its possession to enable the Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the Seller shall be (i) without recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) without representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

          The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Defective Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Defective Mortgage Loan or REO Property. The provisions of this Section 5 regarding remedies against the Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

          If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the subject REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Defective Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

          (f) If the Purchaser or its servicer notifies the Seller that the borrower under the Mortgage Loan that is secured by the Mortgaged Property identified on Exhibit A-1 hereto as Sully Place (such Mortgage Loan, the "Sully Place Mortgage Loan") intends to defease such Mortgage Loan prior to the second anniversary of the date of initial issuance of the Certificates, the Seller shall promptly repurchase the Sully Place Mortgage Loan prior to its being defeased by the subject borrower, with such repurchase to be made at the related Purchase Price on a whole loan, servicing released basis, in accordance with the directions of the Master Servicer. Upon the repurchase of the Sully Place Mortgage Loan pursuant to this Section 5(f), the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. In connection with any such repurchase of the Sully Place Mortgage Loan and the payment of the Sully Place Yield Maintenance Amount by the Seller,
(i) the Purchaser (which shall include the Trustee) shall execute and deliver such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of the Sully Place Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; and (ii) the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Sully Place Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (i) all of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) the Seller shall have received the consideration for the Mortgage Loans, as contemplated by Section 1;

          (vii) the Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (viii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (i) this Agreement, duly executed by the Purchaser and the Seller;

          (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) an Officer's Certificate substantially in the form of Exhibit D-1A hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFB LLC, the other Underwriters and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and
     (B) the organizational documents of the Seller;

          (iv) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

          (v) a Certificate of the Seller substantially in the form of Exhibit D-1B hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

          (vi) a written opinion of in-house counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of Exhibit D-2A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (vii) a written opinion of Sidley Austin Brown & Wood LLP, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of Exhibit D-2B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (viii) copies of all other opinions rendered by counsel for the Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Exhibit A-1 Loans hereunder as a true sale, with each such opinion to be addressed to CSFB Mortgage Securities, CSFB LLC, the other Underwriters and the Trustee or accompanied by a letter signed by such counsel stating that CSFB Mortgage Securities, CSFB LLC, the other Underwriters, and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

          (ix) a letter from Sidley Austin Brown & Wood LLP, special counsel for the Seller, dated the Closing Date and addressed to CSFB Mortgage Securities, CSFB LLC, and the other Underwriters, which letter shall be substantially in the form of Exhibit D-2C hereto;

          (x) one or more comfort letters from Ernst & Young LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB LLC, the other Underwriters and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations; and

          (xi) such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date or any Rating Agency may require and in a form reasonably acceptable to the Purchaser and the Seller.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the settlement agreement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.:
(212) 743-4756 (with a copy to Pamela McCormack, Telecopy No.: (917) 326-7805), or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy
No.: (404) 261-5879, or such other address as may be designated by the Seller to the Purchaser in writing.

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

          SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions, including, without limitation, the filing of UCC financing statements, as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

          SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

          SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other legal entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Information. On or before the Closing Date, the Seller shall provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage

Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                                      * * *
                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      COLUMN FINANCIAL, INC.


                                      By: /s/ Jeffrey A. Altabef
                                          --------------------------------------
                                      Name: Jeffrey A. Altabef
                                      Title: Vice President


                                      CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.


                                      By: /s/ Jeffrey A. Altabef
                                          --------------------------------------
                                      Name: Jeffrey A. Altabef
                                      Title: Vice President

                                   Exhibit A-1

                        Mortgage Loan Schedule -- Part 1

                      [See attached list of Mortgage Loans]


                                      A-1-1

 #    Crossed               Loan Name                  Seller            Address                      City                State
---   -------   ------------------------------------   ------   --------------------------   ----------------------   --------------
  1             Great Lakes Crossing                   Column   4000 Baldwin Road                 Auburn Hills              MI
  2             Ritz-Carlton Key Biscayne              Column   455 Grand Bay Drive               Key Biscayne              FL
  3             Museum Square                          Column   5757 Wilshire Boulevard            Los Angeles              CA
  4             Crescent at Carlyle                    Column   1940 Duke Street                   Alexandria               VA
  5             North Park Executive Center            Column   Please see Exhibit A-1 in    Please see Exhibit A-1     Please see
                                                                the Prospectus Supplement       in the Prospectus     Exhibit A-1 in
                                                                                                   Supplement         the Prospectus
                                                                                                                        Supplement
  6             Sully Place                            Column   13800 Metrotech Drive               Chantilly               VA
  9             Michigan Equities U Portfolio          Column   Please see Exhibit A-1 in    Please see Exhibit A-1     Please see
                                                                the Prospectus Supplement       in the Prospectus     Exhibit A-1 in
                                                                                                   Supplement         the Prospectus
                                                                                                                        Supplement
 10             The Carl Zeiss Building                Column   5160 Hacienda Drive                  Dublin                 CA
 11             BAE Systems Building                   Column   11487 Sunset Hills Road              Reston                 VA
 15             Sunset Coast Plaza                     Column   17373-17383 Sunset              Pacific Palisades           CA
                                                                Boulevard
 20             BECO Building                          Column   11140 Rockville Pike &              Rockville               MD
                                                                5410 Edson Lane
 22             Costa Mesa Square Shopping Center      Column   3300 Harbor Boulevard              Costa Mesa               CA
 23             Fairmount Place II                     Column   515 Fairmount Avenue                 Towson                 MD
 24             Kahana Gateway Center                  Column   4465 Honoapiilani Highway            Lahaina                HI
 25             Centennial Village                     Column   2300 Holcomb Bridge Road             Roswell                GA
 26             Brick Church Plaza                     Column   535 Main Street                    East Orange              NJ
 29             Santa Barbara Tech Center              Column   5520 & 5540 Ekwill Street            Goleta                 CA
 30             Sealy Mustang Park                     Column   US Highway 80 & FM 1641              Forney                 TX
 31             Highland Village Plaza                 Column   7201-7291 Boulder Avenue            Highland                CA
 32             Hoover Square                          Column   1646 Montgomery Highway              Hoover                 AL
 33             Advantis Technologies                  Column   1400 Bluegrass Lakes               Alpharetta               GA
                                                                Parkway
 34             Ford Factory Square                    Column   699 Ponce de Leon Avenue             Atlanta                GA
 35             Rocky Mount Marketplace                Column   400 Old Franklin Turnpike          Rocky Mount              VA
 36             Paradise Cay Apartments                Column   1900 Post Road                      Melbourne               FL
 37             365 Broadway                           Column   365 Broadway                        New York                NY
 38             Mack Park Apartments                   Column   400 Audra Lane                       Denton                 TX
 39             Plank Road Commons                     Column   2500-2700 Plank Road                 Altoona                PA
 40             Plaza at Coral Springs                 Column   650-850 Riverside Drive           Coral Springs             FL
 41             Pine Meadow Apartments                 Column   23 Hiltin Place                    Greensboro               NC
 42             Sentry Park Apartments                 Column   6402 Albany Avenue                   Lubbock                TX
 43             Southside Village Shopping Center      Column   4003-4009 Bellaire                   Houston                TX
                                                                Boulevard

                                                                                        Original    Cut-off Date
                                                                          Mortgage     Principal     Principal
 #    Crossed             Loan Name                       Zip Code      Loan Seller     Balance       Balance
---   -------   ------------------------------------   --------------   -----------   -----------   -----------
  1             Great Lakes Crossing                       48326          Column      $91,000,000    $90,908,890
  2             Ritz-Carlton Key Biscayne                  33149          Column      $80,000,000    $80,000,000
  3             Museum Square                              90036          Column      $57,000,000    $56,774,576
  4             Crescent at Carlyle                        22314          Column      $52,250,000    $52,250,000
  5             North Park Executive Center              Please see       Column      $40,500,000    $40,348,801
                                                       Exhibit A-1 in
                                                       the Prospectus
                                                         Supplement
  6             Sully Place                                20151          Column      $37,500,000    $35,678,771
  9             Michigan Equities U Portfolio            Please see       Column      $27,815,000    $27,760,205
                                                       Exhibit A-1 in
                                                       the Prospectus
                                                         Supplement
 10             The Carl Zeiss Building                    94568          Column      $25,260,000    $25,260,000
 11             BAE Systems Building                       20190          Column      $24,700,000    $24,700,000
 15             Sunset Coast Plaza                         90272          Column      $16,900,000    $16,848,983

 20             BECO Building                              20852          Column      $16,000,000    $15,933,966

 22             Costa Mesa Square Shopping Center          92626          Column      $15,500,000    $15,419,626
 23             Fairmount Place II                         21286          Column      $14,080,000    $14,038,298
 24             Kahana Gateway Center                      96761          Column      $13,041,000    $13,004,676
 25             Centennial Village                         30076          Column      $13,000,000    $12,960,231
 26             Brick Church Plaza                         07018          Column      $12,160,000    $12,127,478
 29             Santa Barbara Tech Center                  93111          Column      $11,400,000    $11,365,652
 30             Sealy Mustang Park                         75126          Column      $10,250,000    $10,230,978
 31             Highland Village Plaza                     92346          Column      $ 9,200,000    $ 9,180,724
 32             Hoover Square                              35216          Column      $ 9,050,000    $ 9,015,649
 33             Advantis Technologies                      30004          Column      $ 8,500,000    $ 8,467,201

 34             Ford Factory Square                        30308          Column      $ 8,250,000    $ 8,215,951
 35             Rocky Mount Marketplace                    24151          Column      $ 7,525,000    $ 7,502,327
 36             Paradise Cay Apartments                    32935          Column      $ 7,350,000    $ 7,327,939
 37             365 Broadway                               10013          Column      $ 7,000,000    $ 6,979,307
 38             Mack Park Apartments                       76209          Column      $ 7,000,000    $ 6,974,723
 39             Plank Road Commons                         16601          Column      $ 6,500,000    $ 6,471,372
 40             Plaza at Coral Springs                     33071          Column      $ 6,400,000    $ 6,382,379
 41             Pine Meadow Apartments                     27409          Column      $ 6,100,000    $ 6,080,982
 42             Sentry Park Apartments                     79424          Column      $ 6,079,000    $ 6,061,098
 43             Southside Village Shopping Center          77025          Column      $ 6,000,000    $ 5,984,139


                                     A-1-2

 #    Crossed             Loan Name                    Seller            Address                      City                State
---   -------   ------------------------------------   ------   --------------------------   ----------------------   --------------
 44             Phoenix Business Park                  Column   2700 Northeast Expressway            Atlanta                GA
 49             South Monroe Commons Shopping Center   Column   3030 South Monroe Street           Tallahassee              FL
 52             Northeast Medical Arts Center          Column   2801 North Decatur Road              Decatur                GA
 54             Oak Springs Mobile Home Park           Column   12 Highland Street                  Sorrento                FL
 55             Thunderbird Airport Plaza              Column   2550 North Thunderbird                Mesa                  AZ
                                                                Circle
 63             Taunton Corporate Center               Column   125 John Hancock Road                Taunton                MA
 64             5501 Connecticut Avenue                Column   5501-5513 Connecticut              Washington               DC
                                                                Avenue
 69             Gold Star Mobile Estates               Column   2120 South Santa Fe Avenue           Visalia                CA
 70             Gray Road Industrial                   Column   7621 & 7641 East Gray Road         Scottsdale               AZ
 79             Old Town Station Shopping Center       Column   401 Clovis Avenue                    Clovis                 CA
 80             Ellsworth Square Apartments            Column   2800-2846 Fisher Road NE              Salem                 OR
 82             2575 Grand Canal Boulevard             Column   2575 Grand Canal Boulevard          Stockton                CA
 85             Eckerd Nashville                       Column   2819 Nolensville Pike               Nashville               TN
 87             Barber Knolls Apartments               Column   416 Crocus Place                    Barberton               OH
 90             Hickory Trace Apartments               Column   3560 De Hart Place             Breckenridge Hills           MO
 91             Green Acres Shopping Center II         Column   1905-1955 Barnett Shoals             Athens                 GA
                                                                Road
 93             Greenwood Apartments                   Column   909-919 Greenwood Avenue             Atlanta                GA
 94             Midtown Estates                        Column   908 South Main Street                Elkhart                IN
 95             Knollwood Townhouse Apartments         Column   1721 Maple Avenue                  Rapid City               SD
 96             Seven Wells Street                     Column   7 Wells Street                  Saratoga Springs            NY
 97             Centre Court Apartments                Column   1800 South 5th Street                 Waco                  TX
 98             Lincoln Broadway Building              Column   1456-1460 Lincoln &               Santa Monica              CA
                                                                723-729 Broadway
 99             Anoka Acres Mobile Home Community      Column   2904 South US Highway 35           Logansport               IN
100             4210 Lake Avenue Townhouses            Column   4210 Lake Avenue                   Wilmington               NC
101             Biarritz Drive Apartments              Column   960 Biarritz Drive                 Miami Beach              FL

                                                                                        Original    Cut-off Date
                                                                          Mortgage     Principal     Principal
 #    Crossed               Loan Name                     Zip Code      Loan Seller     Balance       Balance
---   -------   ------------------------------------   --------------   -----------   -----------   -----------
 44             Phoenix Business Park                      30345          Column       $5,740,000    $5,706,799
 49             South Monroe Commons Shopping Center       32301          Column       $5,200,000    $5,184,687
 52             Northeast Medical Arts Center              30033          Column       $4,800,000    $4,786,911
 54             Oak Springs Mobile Home Park               32776          Column       $4,600,000    $4,584,654
 55             Thunderbird Airport Plaza                  85215          Column       $4,400,000    $4,386,793

 63             Taunton Corporate Center                   02780          Column       $4,000,000    $3,988,664
 64             5501 Connecticut Avenue                    20015          Column       $3,500,000    $3,489,772

 69             Gold Star Mobile Estates                   93292          Column       $3,175,000    $3,160,208
 70             Gray Road Industrial                       85260          Column       $3,150,000    $3,143,346
 79             Old Town Station Shopping Center           93612          Column       $2,510,000    $2,494,567
 80             Ellsworth Square Apartments                97305          Column       $2,325,000    $2,316,139
 82             2575 Grand Canal Boulevard                 95207          Column       $2,250,000    $2,243,194
 85             Eckerd Nashville                           37211          Column       $2,175,000    $2,165,160
 87             Barber Knolls Apartments                   44203          Column       $2,100,000    $2,093,816
 90             Hickory Trace Apartments                   63074          Column       $2,000,000    $1,993,835
 91             Green Acres Shopping Center II             30605          Column       $2,000,000    $1,992,142

 93             Greenwood Apartments                       30306          Column       $1,625,000    $1,619,666
 94             Midtown Estates                            46516          Column       $1,610,000    $1,603,207
 95             Knollwood Townhouse Apartments             57701          Column       $1,600,000    $1,590,159
 96             Seven Wells Street                         12866          Column       $1,525,000    $1,514,904
 97             Centre Court Apartments                    76706          Column       $1,500,000    $1,493,884
 98             Lincoln Broadway Building                  90401          Column       $1,500,000    $1,491,585

 99             Anoka Acres Mobile Home Community          46947          Column       $1,280,000    $1,271,401
100             4210 Lake Avenue Townhouses                28403          Column       $  960,000    $  957,162
101             Biarritz Drive Apartments                  33141          Column       $  500,000    $  498,213


                                     A-1-3

                                                            Interest      Original       Remaining     Original   Remaining
                                             Maturity/ARD     Only      Amortization   Amortization     Term to    Term to
#                   Loan Name                  Balance       Period        Term            Term        Maturity   Maturity
---   ------------------------------------   ------------   --------   -------------   -------------   --------   ---------
  1   Great Lakes Crossing                    $75,443,069       0           360             359           120        119
  2   Ritz-Carlton Key Biscayne               $74,376,164      15           300             300            63         60
  3   Museum Square                           $48,144,168       0           360             356           120        116
  4   Crescent at Carlyle                     $52,250,000      60      Interest Only   Interest Only       60         57
  5   North Park Executive Center             $34,491,105       0           360             356           120        116
  6   Sully Place                             $33,337,354       0           360             296           120         56
  9   Michigan Equities U Portfolio           $23,979,558       0           360             358           120        118
 10   The Carl Zeiss Building                 $25,260,000      84      Interest Only   Interest Only       84         78
 11   BAE Systems Building                    $22,180,000      60       See Footnote    See Footnote      120        114
 15   Sunset Coast Plaza                      $15,801,963       0           360             357            60         57
 20   BECO Building                           $13,428,628       0           360             356           120        116
 22   Costa Mesa Square Shopping Center       $13,318,079       0           360             354           120        114
 23   Fairmount Place II                      $11,965,217       0           360             357           120        117
 24   Kahana Gateway Center                   $11,184,628       0           360             357           120        117
 25   Centennial Village                      $10,992,203       0           360             357           120        117
 26   Brick Church Plaza                      $10,490,401       0           360             357           120        117
 29   Santa Barbara Tech Center               $ 9,662,186       0           360             357           120        117
 30   Sealy Mustang Park                      $ 6,855,258       0           240             239           120        119
 31   Highland Village Plaza                  $ 7,846,821       0           360             358           120        118
 32   Hoover Square                           $ 7,689,314       0           360             356           120        116
 33   Advantis Technologies                   $ 7,205,039       0           360             356           120        116
 34   Ford Factory Square                     $ 6,924,137       0           360             356           120        116
 35   Rocky Mount Marketplace                 $ 6,377,891       0           360             357           120        117
 36   Paradise Cay Apartments                 $ 6,233,240       0           360             357           120        117
 37   365 Broadway                            $ 5,950,354       0           360             357           120        117
 38   Mack Park Apartments                    $ 5,988,952       0           360             356           120        116
 39   Plank Road Commons                      $ 5,019,739       0           300             297           120        117
 40   Plaza at Coral Springs                  $ 5,498,248       0           360             357           120        117
 41   Pine Meadow Apartments                  $ 5,690,573       0           360             357            60         57
 42   Sentry Park Apartments                  $ 5,693,840       0           360             357            60         57
 43   Southside Village Shopping Center       $ 5,184,744       0           360             357           120        117
 44   Phoenix Business Park                   $ 4,968,510       0           360             353           120        113
 49   South Monroe Commons Shopping Center    $ 4,422,841       0           360             357           120        117
 52   Northeast Medical Arts Center           $ 4,129,462       0           360             357           120        117
 54   Oak Springs Mobile Home Park            $ 4,269,703       0           360             357            60         57
 55   Thunderbird Airport Plaza               $ 4,115,769       0           360             357            60         57
 63   Taunton Corporate Center                $ 3,421,853       0           360             357           120        117
 64   5501 Connecticut Avenue                 $ 2,980,376       0           360             357           120        117
 69   Gold Star Mobile Estates                $ 2,850,365       0           300             297            60         57
 70   Gray Road Industrial                    $ 2,952,222       0           360             358            60         58
 79   Old Town Station Shopping Center        $ 2,299,467       0           300             295            60         55
 80   Ellsworth Square Apartments             $ 1,974,273       0           360             356           120        116
 82   2575 Grand Canal Boulevard              $ 1,747,355       0           300             298           120        118
 85   Eckerd Nashville                        $ 1,863,322       0           360             355           120        115
 87   Barber Knolls Apartments                $ 1,786,148       0           360             357           120        117
 90   Hickory Trace Apartments                $ 1,646,545       0           360             357           132        129

                                                         Interest
                                             Mortgage   Calculation                 First
                                             Interest    (30/360 /     Monthly     Payment     Maturity
#                   Loan Name                  Rate     Actual/360)    Payment      Date         Date
---   ------------------------------------   --------   -----------   --------   ----------   ----------
  1   Great Lakes Crossing                    5.224%     Actual/360   $502,505    4/11/2003    3/11/2033
  2   Ritz-Carlton Key Biscayne               6.360%     Actual/360   $533,188    2/11/2003    4/11/2008
  3   Museum Square                           5.860%     Actual/360   $336,630    1/11/2003   12/11/2032
  4   Crescent at Carlyle                     5.800%     Actual/360   $256,049    2/11/2003    1/11/2033
  5   North Park Executive Center             6.140%     Actual/360   $246,475    1/11/2003   12/11/2032
  6   Sully Place                             7.760%     Actual/360   $268,914    1/11/1998   12/11/2027
  9   Michigan Equities U Portfolio           6.580%     Actual/360   $177,276    3/11/2003    2/11/2013
 10   The Carl Zeiss Building                 6.280%     Actual/360   $134,030   11/11/2002   10/11/2032
 11   BAE Systems Building                    6.320%     Actual/360   $131,893   11/11/2002   10/11/2012
 15   Sunset Coast Plaza                      5.970%     Actual/360   $100,998    2/11/2003    1/11/2008
 20   BECO Building                           5.650%     Actual/360   $ 92,358    1/11/2003   12/11/2012
 22   Costa Mesa Square Shopping Center       6.450%     Actual/360   $ 97,461   11/11/2002   10/11/2012
 23   Fairmount Place II                      6.070%     Actual/360   $ 85,051    2/11/2003    1/11/2013
 24   Kahana Gateway Center                   6.390%     Actual/360   $ 81,487    2/11/2003    1/11/2033
 25   Centennial Village                      5.900%     Actual/360   $ 77,108    2/11/2003    1/11/2013
 26   Brick Church Plaza                      6.600%     Actual/360   $ 77,661    2/11/2003    1/11/2013
 29   Santa Barbara Tech Center               5.980%     Actual/360   $ 68,202    2/11/2003    1/11/2013
 30   Sealy Mustang Park                      6.510%     Actual/360   $ 76,482    4/11/2003    3/11/2013
 31   Highland Village Plaza                  6.200%     Actual/360   $ 56,347    3/11/2003    2/11/2013
 32   Hoover Square                           6.060%     Actual/360   $ 54,609    1/11/2003   12/11/2012
 33   Advantis Technologies                   5.980%     Actual/360   $ 50,853    1/11/2003   12/11/2032
 34   Ford Factory Square                     5.650%     Actual/360   $ 47,622    1/11/2003   12/11/2012
 35   Rocky Mount Marketplace                 5.980%     Actual/360   $ 45,019    2/11/2003    1/11/2013
 36   Paradise Cay Apartments                 6.000%     Actual/360   $ 44,067    2/11/2003    1/11/2013
 37   365 Broadway                            6.080%     Actual/360   $ 42,329    2/11/2003    1/11/2013
 38   Mack Park Apartments                    6.300%     Actual/360   $ 43,328    1/11/2003   12/11/2012
 39   Plank Road Commons                      5.920%     Actual/360   $ 41,562    2/11/2003    1/11/2013
 40   Plaza at Coral Springs                  6.450%     Actual/360   $ 40,242    2/11/2003    1/11/2013
 41   Pine Meadow Apartments                  5.800%     Actual/360   $ 35,792    2/11/2003    1/11/2008
 42   Sentry Park Apartments                  6.100%     Actual/360   $ 36,838    2/11/2003    1/11/2008
 43   Southside Village Shopping Center       6.660%     Actual/360   $ 38,558    2/11/2003    1/11/2013
 44   Phoenix Business Park                   6.720%     Actual/360   $ 37,115   10/11/2002    9/11/2012
 49   South Monroe Commons Shopping Center    6.100%     Actual/360   $ 31,512    2/11/2003    1/11/2013
 52   Northeast Medical Arts Center           6.500%     Actual/360   $ 30,339    2/11/2003    1/11/2013
 54   Oak Springs Mobile Home Park            5.440%     Actual/360   $ 25,945    2/11/2003    1/11/2008
 55   Thunderbird Airport Plaza               6.000%     Actual/360   $ 26,380    2/11/2003    1/11/2008
 63   Taunton Corporate Center                6.300%     Actual/360   $ 24,759    2/11/2003    1/11/2013
 64   5501 Connecticut Avenue                 6.140%     Actual/360   $ 21,300    2/11/2003    1/11/2013
 69   Gold Star Mobile Estates                5.550%     Actual/360   $ 19,592    2/11/2003    1/11/2008
 70   Gray Road Industrial                    6.150%     Actual/360   $ 19,191    3/11/2003    2/11/2008
 79   Old Town Station Shopping Center        6.900%     Actual/360   $ 17,580   12/11/2002   11/11/2007
 80   Ellsworth Square Apartments             6.040%     Actual/360   $ 13,999    1/11/2003   12/11/2012
 82   2575 Grand Canal Boulevard              6.090%     Actual/360   $ 14,621    3/11/2003    2/11/2013
 85   Eckerd Nashville                        6.350%     Actual/360   $ 13,534   12/11/2002   11/11/2032
 87   Barber Knolls Apartments                6.100%     Actual/360   $ 12,726    2/11/2003    1/11/2013
 90   Hickory Trace Apartments                5.860%     Actual/360   $ 11,812    2/11/2003    1/11/2014


                                      A-1-4

                                                            Interest     Original        Remaining     Original   Remaining
                                             Maturity/ARD     Only     Amortization    Amortization     Term to    Term to
#                   Loan Name                  Balance       Period        Term            Term        Maturity   Maturity
---   ------------------------------------   ------------   --------   -------------   -------------   --------   ---------
 91   Green Acres Shopping Center II          $ 1,582,664      0            300             297           120        117
 93   Greenwood Apartments                    $ 1,407,848      0            360             356           120        116
 94   Midtown Estates                         $ 1,255,088      0            300             297           120        117
 95   Knollwood Townhouse Apartments          $ 1,069,004      0            240             237           120        117
 96   Seven Wells Street                      $ 1,198,670      0            300             295           120        115
 97   Centre Court Apartments                 $ 1,261,238      0            360             356           120        116
 98   Lincoln Broadway Building               $ 1,163,255      0            300             296           120        116
 99   Anoka Acres Mobile Home Community       $ 1,105,563      0            300             295            84         79
100   4210 Lake Avenue Townhouses             $   816,049      0            360             357           120        117
101   Biarritz Drive Apartments               $   469,860      0            360             356            60         56

                                                         Interest
                                             Mortgage   Calculation                 First
                                             Interest    (30/360 /     Monthly     Payment     Maturity
#                   Loan Name                  Rate     Actual/360)    Payment      Date         Date
---   ------------------------------------   --------   -----------   --------   ----------   ----------
 91   Green Acres Shopping Center II          6.660%     Actual/360   $ 13,705    2/11/2003    1/11/2013
 93   Greenwood Apartments                    6.750%     Actual/360   $ 10,540    1/11/2003   12/11/2012
 94   Midtown Estates                         6.200%     Actual/360   $ 10,571    2/11/2003    1/11/2013
 95   Knollwood Townhouse Apartments          6.500%     Actual/360   $ 11,929    2/11/2003    1/11/2013
 96   Seven Wells Street                      6.450%     Actual/360   $ 10,249   12/11/2002   11/11/2012
 97   Centre Court Apartments                 5.710%     Actual/360   $  8,716    1/11/2003   12/11/2012
 98   Lincoln Broadway Building               6.040%     Actual/360   $  9,701    1/11/2003   12/11/2012
 99   Anoka Acres Mobile Home Community       6.360%     Actual/360   $  8,531   12/11/2002   11/11/2009
100   4210 Lake Avenue Townhouses             6.080%     Actual/360   $  5,805    2/11/2003    1/11/2013
101   Biarritz Drive Apartments               6.350%     Actual/360   $  3,111    1/11/2003   12/11/2007


                                     A-1-5

                                                                                                               Servicing
                                                                                                    Yield         and
                                                          Prepayment Provision as   Defeasance   Maintenance    Trustee
 #                  Loan Name                    ARD           of Origination         Option        Spread       Fees
---   ------------------------------------   ----------   -----------------------   ----------   -----------   ---------
  1   Great Lakes Crossing                    3/11/2013          Lock/116_0.0%/4       Yes            N/A       0.0421%
  2   Ritz-Carlton Key Biscayne                 N/A               Lock/56_0.0%/7       Yes            N/A       0.0421%
  3   Museum Square                          12/11/2012          Lock/116_0.0%/4       Yes            N/A       0.0421%
  4   Crescent at Carlyle                    1/11/2008            Lock/55_0.0%/5       Yes            N/A       0.0421%
  5   North Park Executive Center            12/11/2012          Lock/116_0.0%/4       Yes            N/A       0.0421%
  6   Sully Place                            12/11/2007          Lock/117_0.0%/3       Yes            N/A       0.0421%
  9   Michigan Equities U Portfolio             N/A              Lock/117_0.0%/3       Yes            N/A       0.0621%
 10   The Carl Zeiss Building                10/11/2009           Lock/79_0.0%/5       Yes            N/A       0.0421%
 11   BAE Systems Building                      N/A              Lock/115_0.0%/5       Yes            N/A       0.0421%
 15   Sunset Coast Plaza                        N/A               Lock/57_0.0%/3       Yes            N/A       0.0421%
 20   BECO Building                             N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 22   Costa Mesa Square Shopping Center         N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 23   Fairmount Place II                        N/A              Lock/117_0.0%/3       Yes            N/A       0.0521%
 24   Kahana Gateway Center                  1/11/2013           Lock/117_0.0%/3       Yes            N/A       0.0421%
 25   Centennial Village                        N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 26   Brick Church Plaza                        N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 29   Santa Barbara Tech Center                 N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 30   Sealy Mustang Park                        N/A              Lock/114_0.0%/6       Yes            N/A       0.0421%
 31   Highland Village Plaza                    N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 32   Hoover Square                             N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 33   Advantis Technologies                  12/11/2012          Lock/116_0.0%/4       Yes            N/A       0.0421%
 34   Ford Factory Square                       N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 35   Rocky Mount Marketplace                   N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 36   Paradise Cay Apartments                   N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 37   365 Broadway                              N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 38   Mack Park Apartments                      N/A              Lock/114_0.0%/6       Yes            N/A       0.0421%
 39   Plank Road Commons                        N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 40   Plaza at Coral Springs                    N/A              Lock/117_0.0%/3       Yes            N/A       0.1121%
 41   Pine Meadow Apartments                    N/A               Lock/57_0.0%/3       Yes            N/A       0.0421%
 42   Sentry Park Apartments                    N/A               Lock/54_0.0%/6       Yes            N/A       0.0421%
 43   Southside Village Shopping Center         N/A              Lock/117_0.0%/3       Yes            N/A       0.0821%
 44   Phoenix Business Park                     N/A              Lock/114_0.0%/6       Yes            N/A       0.0421%
 49   South Monroe Commons Shopping Center      N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 52   Northeast Medical Arts Center             N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 54   Oak Springs Mobile Home Park              N/A               Lock/57_0.0%/3       Yes            N/A       0.0421%
 55   Thunderbird Airport Plaza                 N/A               Lock/57_0.0%/3       Yes            N/A       0.0421%
 63   Taunton Corporate Center                  N/A        Lock/39_YM1/78_0.0%/3        No         T-Flat       0.0421%
 64   5501 Connecticut Avenue                   N/A              Lock/117_0.0%/3       Yes            N/A       0.0421%
 69   Gold Star Mobile Estates                  N/A               Lock/54_0.0%/6       Yes            N/A       0.0421%
 70   Gray Road Industrial                      N/A               Lock/57_0.0%/3       Yes            N/A       0.0821%
 79   Old Town Station Shopping Center          N/A        Lock/41_YM1/16_0.0%/3        No         T-Flat       0.0421%
 80   Ellsworth Square Apartments               N/A              Lock/114_0.0%/6       Yes            N/A       0.0421%
 82   2575 Grand Canal Boulevard                N/A              Lock/114_0.0%/6       Yes            N/A       0.0421%
 85   Eckerd Nashville                       11/11/2012          Lock/117_0.0%/3       Yes            N/A       0.0421%
 87   Barber Knolls Apartments                  N/A              Lock/117_0.0%/3       Yes            N/A       0.0621%
 90   Hickory Trace Apartments                  N/A              Lock/129_0.0%/3       Yes            N/A       0.0421%

                                                            Contractual
                                             Engineering     Recurring     LC & TI     Contractual     Tax &
                                              Reserve at    Replacement   Reserve at    Recurring    Insurance
 #                  Loan Name                Origination   Reserve/FF&E  Origination      LC&TI       Escrows
---   ------------------------------------   -----------   ------------  -----------   -----------   ---------
  1   Great Lakes Crossing                           N/A         N/A            N/A           N/A       None
  2   Ritz-Carlton Key Biscayne                      N/A         4.0%           N/A           N/A       Tax
  3   Museum Square                                  N/A     $96,087       $ 33,452      $ 75,000       Both
  4   Crescent at Carlyle                            N/A     $21,289            N/A           N/A       Both
  5   North Park Executive Center                    N/A     $93,600            N/A      $618,000       Both
  6   Sully Place                             $1,000,000     $78,804            N/A      $156,000       Both
  9   Michigan Equities U Portfolio           $   32,371     $52,668       $119,912      $447,000       Both
 10   The Carl Zeiss Building                        N/A         N/A            N/A           N/A       None
 11   BAE Systems Building                           N/A     $13,381            N/A           N/A       Both
 15   Sunset Coast Plaza                      $  101,850     $28,560       $800,000      $215,004       Both
 20   BECO Building                                  N/A     $17,028       $174,576      $ 99,996       Both
 22   Costa Mesa Square Shopping Center              N/A         N/A            N/A           N/A       None
 23   Fairmount Place II                             N/A     $ 9,900            N/A      $225,000       Tax
 24   Kahana Gateway Center                          N/A     $16,014            N/A      $ 80,000       Both
 25   Centennial Village                             N/A     $11,700            N/A           N/A    Insurance
 26   Brick Church Plaza                      $    3,125     $19,665            N/A      $ 55,000       Both
 29   Santa Barbara Tech Center               $   26,600     $16,959       $450,000      $ 63,600       Tax
 30   Sealy Mustang Park                      $   91,250         N/A       $150,000      $115,000       Both
 31   Highland Village Plaza                  $   38,750     $13,469            N/A      $ 67,345       Both
 32   Hoover Square                                  N/A     $24,204            N/A      $ 40,000       Both
 33   Advantis Technologies                          N/A         N/A            N/A           N/A       None
 34   Ford Factory Square                     $   13,750     $33,264            N/A      $ 15,000       Both
 35   Rocky Mount Marketplace                        N/A     $10,020            N/A      $ 21,096       Both
 36   Paradise Cay Apartments                 $    4,125     $39,400            N/A           N/A       Both
 37   365 Broadway                            $    4,500     $13,308       $360,000           N/A       Both
 38   Mack Park Apartments                    $   92,500     $56,500            N/A           N/A       Both
 39   Plank Road Commons                             N/A         N/A            N/A           N/A       Both
 40   Plaza at Coral Springs                  $  150,000     $18,666       $100,000           N/A       Both
 41   Pine Meadow Apartments                  $   41,938     $51,000            N/A           N/A       Both
 42   Sentry Park Apartments                  $  133,500     $59,000            N/A           N/A       Both
 43   Southside Village Shopping Center       $   31,437         N/A       $100,000           N/A       Both
 44   Phoenix Business Park                   $   11,250     $42,000       $ 50,000      $ 30,000       Both
 49   South Monroe Commons Shopping Center           N/A     $ 6,888            N/A      $ 19,992       Both
 52   Northeast Medical Arts Center                  N/A     $ 7,696            N/A      $ 71,973       Both
 54   Oak Springs Mobile Home Park            $   96,250         N/A            N/A           N/A       Both
 55   Thunderbird Airport Plaza                      N/A     $ 8,003            N/A      $ 40,001    Insurance
 63   Taunton Corporate Center                $   20,375     $10,546            N/A      $ 60,000       Both
 64   5501 Connecticut Avenue                        N/A     $ 5,232            N/A      $ 24,996       Both
 69   Gold Star Mobile Estates                $    3,125     $ 9,150            N/A           N/A       Both
 70   Gray Road Industrial                           N/A     $ 6,855            N/A      $ 34,277       Both
 79   Old Town Station Shopping Center               N/A         N/A            N/A           N/A       Both
 80   Ellsworth Square Apartments             $    1,000     $18,000            N/A           N/A       Both
 82   2575 Grand Canal Boulevard                     N/A         N/A            N/A           N/A       Both
 85   Eckerd Nashville                               N/A         N/A            N/A      $ 18,000       None
 87   Barber Knolls Apartments                $   30,250     $22,248            N/A           N/A       Both
 90   Hickory Trace Apartments                $  119,600     $31,500            N/A           N/A       Both


                                     A-1-6

                                                                                                                Servicing
                                                                                                     Yield         and
                                                          Prepayment Provision as    Defeasance   Maintenance    Trustee
 #                  Loan Name                    ARD           of Origination          Option        Spread       Fees
---   ------------------------------------   ----------   -----------------------    ----------   -----------   ---------
 91   Green Acres Shopping Center II            N/A           Lock/117_0.0%/3           Yes            N/A       0.0421%
 93   Greenwood Apartments                      N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
 94   Midtown Estates                           N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
 95   Knollwood Townhouse Apartments            N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
 96   Seven Wells Street                        N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
 97   Centre Court Apartments                   N/A           Lock/117_0.0%/3           Yes            N/A       0.0421%
 98   Lincoln Broadway Building                 N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
 99   Anoka Acres Mobile Home Community         N/A            Lock/78_0.0%/6           Yes            N/A       0.0421%
100   4210 Lake Avenue Townhouses               N/A           Lock/114_0.0%/6           Yes            N/A       0.0421%
101   Biarritz Drive Apartments                 N/A            Lock/54_0.0%/6           Yes            N/A       0.0421%

                                                            Contractual
                                             Engineering     Recurring     LC & TI     Contractual     Tax &
                                              Reserve at    Replacement   Reserve at    Recurring    Insurance
 #                  Loan Name                Origination   Reserve/FF&E  Origination      LC&TI       Escrows
---   ------------------------------------   -----------   ------------  -----------   -----------   ---------
 91   Green Acres Shopping Center II           $25,000        $ 8,475           N/A      $ 56,155       Both
 93   Greenwood Apartments                     $77,865        $11,000           N/A           N/A       Both
 94   Midtown Estates                          $12,000        $27,250           N/A           N/A       Both
 95   Knollwood Townhouse Apartments           $68,287        $17,250           N/A           N/A       Both
 96   Seven Wells Street                       $19,531            N/A      $ 40,000           N/A       Both
 97   Centre Court Apartments                      N/A        $ 7,200           N/A           N/A       Both
 98   Lincoln Broadway Building                    N/A            N/A           N/A           N/A       Both
 99   Anoka Acres Mobile Home Community        $19,312        $ 4,100           N/A           N/A       Both
100   4210 Lake Avenue Townhouses                  N/A        $ 6,000           N/A           N/A       Both
101   Biarritz Drive Apartments                    N/A        $ 3,500           N/A           N/A       Both


                                     A-1-7

                                                                               Initial
                                               Initial      Initial Other        Debt       Initial
                                                Other          Reserve         Service    Replacement    Letter of
 #                  Loan Name                  Reserve       Description       Reserve      Reserve       Credit
---   ------------------------------------   ----------   ------------------   --------   -----------   ----------

  1   Great Lakes Crossing                       N/A             N/A              N/A         N/A           N/A
  2   Ritz-Carlton Key Biscayne                  N/A             N/A           $533,188       N/A           N/A
  3   Museum Square                          $   35,694     Existing Tenant       N/A         N/A       $  202,622
                                                                Reserve



  4   Crescent at Carlyle                        N/A             N/A              N/A         N/A       $6,000,000


  5   North Park Executive Center            $  308,620    Employer's Mutual      N/A         N/A           N/A
                                                           Casualty Company
                                                             TILC Reserve
  6   Sully Place                                N/A             N/A              N/A         N/A           N/A
  9   Michigan Equities U Portfolio              N/A             N/A              N/A         N/A           N/A
 10   The Carl Zeiss Building                    N/A             N/A              N/A         N/A           N/A





 11   BAE Systems Building                   $1,183,260     Refurbishment         N/A         N/A           N/A
                                                               Reserve
                                                           ($669,030), Rent
                                                               Reserve
                                                            ($514,230.42)
                                                              (Released)
 15   Sunset Coast Plaza                         N/A              N/A             N/A         N/A           N/A
 20   BECO Building                              N/A              N/A             N/A         N/A           N/A
 22   Costa Mesa Square Shopping Center      $  377,040         Henry's           N/A         N/A       $  699,000
                                                              Marketplace
                                                             TILC  Reserve


 23   Fairmount Place II                     $  166,667         Clinical          N/A         N/A           N/A
                                                              Associates
                                                                Reserve
 24   Kahana Gateway Center                      N/A              N/A             N/A         N/A           N/A
 25   Centennial Village                         N/A              N/A             N/A         N/A           N/A
 26   Brick Church Plaza                         N/A              N/A             N/A         N/A           N/A
 29   Santa Barbara Tech Center                  N/A              N/A             N/A         N/A           N/A
 30   Sealy Mustang Park                         N/A              N/A             N/A         N/A           N/A
 31   Highland Village Plaza                     N/A              N/A             N/A         N/A           N/A
 32   Hoover Square                              N/A              N/A             N/A         N/A           N/A
 33   Advantis Technologies                      N/A              N/A             N/A         N/A       $  637,500

                                                                                                     Additional    Additional
                                             Letter of Credit      Earnout      Earnout Reserve      Collateral    Collateral
 #                   Loan Name                  Description        Reserve        Description          Amount      Event Date
---   ------------------------------------   ------------------   --------   ---------------------   ----------   ------------
  1   Great Lakes Crossing                           N/A             N/A              N/A                N/A          N/A
  2   Ritz-Carlton Key Biscayne                      N/A             N/A              N/A                N/A          N/A
  3   Museum Square                            To be released        N/A              N/A                N/A          N/A
                                                after Screen
                                               Actor's Guild
                                              commences payment
                                                  on rent
  4   Crescent at Carlyle                        Additional          N/A              N/A                N/A          N/A
                                                security for
                                               Primary Lease
  5   North Park Executive Center                    N/A             N/A              N/A                N/A          N/A


  6   Sully Place                                    N/A             N/A              N/A                N/A          N/A
  9   Michigan Equities U Portfolio                  N/A             N/A              N/A                N/A          N/A
 10   The Carl Zeiss Building                        N/A          $692,588   Release as long as no       N/A          N/A
                                                                             Event of Default has
                                                                             occurred on a monthly
                                                                               basis ($30,112.52)
                                                                                 commencing on
                                                                               November 11, 2002
 11   BAE Systems Building                           N/A             N/A              N/A                N/A          N/A





 15   Sunset Coast Plaza                             N/A             N/A              N/A                N/A          N/A
 20   BECO Building                                  N/A             N/A              N/A                N/A          N/A
 22   Costa Mesa Square Shopping Center       Earnout Reserve        N/A              N/A                N/A          N/A
                                             ($600,000); Buyout
                                             Reserve ($64,000);
                                              Tax & Insurance
                                             Reserve ($35,000)
 23   Fairmount Place II                             N/A             N/A              N/A                N/A          N/A


 24   Kahana Gateway Center                          N/A             N/A              N/A                N/A          N/A
 25   Centennial Village                             N/A             N/A              N/A                N/A          N/A
 26   Brick Church Plaza                             N/A             N/A              N/A                N/A          N/A
 29   Santa Barbara Tech Center                      N/A             N/A              N/A                N/A          N/A
 30   Sealy Mustang Park                             N/A             N/A              N/A                N/A          N/A
 31   Highland Village Plaza                         N/A             N/A              N/A                N/A          N/A
 32   Hoover Square                                  N/A             N/A              N/A                N/A          N/A
 33   Advantis Technologies                    TILC Letter of        N/A              N/A                N/A          N/A
                                                   Credit


                                     A-1-8

                                                                               Initial
                                               Initial      Initial Other       Debt        Initial
                                                Other          Reserve         Service    Replacement    Letter of
 #                  Loan Name                  Reserve       Description       Reserve      Reserve       Credit
---   ------------------------------------   ----------   ------------------   --------   -----------   ----------

 34   Ford Factory Square                      $ 4,000         Gambro             N/A         N/A           N/A
                                                              Healthcare
                                                           Estoppel Reserve
 35   Rocky Mount Marketplace                    N/A             N/A              N/A         N/A           N/A
 36   Paradise Cay Apartments                    N/A             N/A              N/A         N/A           N/A
 37   365 Broadway                               N/A             N/A              N/A         N/A           N/A
 38   Mack Park Apartments                       N/A             N/A              N/A         N/A           N/A
 39   Plank Road Commons                         N/A             N/A              N/A         N/A           N/A
 40   Plaza at Coral Springs                     N/A             N/A              N/A         N/A           N/A
 41   Pine Meadow Apartments                     N/A             N/A              N/A         N/A           N/A
 42   Sentry Park Apartments                     N/A             N/A              N/A         N/A           N/A
 43   Southside Village Shopping Center          N/A             N/A              N/A         N/A           N/A
 44   Phoenix Business Park                      N/A             N/A              N/A       $25,000      $240,000





 49   South Monroe Commons Shopping Center       N/A             N/A              N/A         N/A           N/A
 52   Northeast Medical Arts Center              N/A             N/A              N/A         N/A           N/A











 54   Oak Springs Mobile Home Park               N/A             N/A              N/A         N/A           N/A
 55   Thunderbird Airport Plaza                  N/A             N/A              N/A         N/A           N/A
 63   Taunton Corporate Center                 $ 6,285     Grainger Reserve       N/A         N/A           N/A
                                                             ($2,435.00);
                                                              Terrorism
                                                          Insurance Reserve
                                                             ($3,850.00)
 64   5501 Connecticut Avenue                  $15,750    Initial Terrorism       N/A         N/A           N/A
                                                           Insurance Reserve
 69   Gold Star Mobile Estates                   N/A             N/A              N/A         N/A           N/A

                                                                                                    Additional   Additional
                                              Letter of Credit     Earnout       Earnout Reserve    Collateral   Collateral
 #                  Loan Name                   Description        Reserve         Description        Amount     Event Date
---   ------------------------------------   ------------------   --------   --------------------   ----------   ----------

 34   Ford Factory Square                            N/A             N/A             N/A                N/A          N/A


 35   Rocky Mount Marketplace                        N/A             N/A             N/A                N/A          N/A
 36   Paradise Cay Apartments                        N/A             N/A             N/A                N/A          N/A
 37   365 Broadway                                   N/A             N/A             N/A                N/A          N/A
 38   Mack Park Apartments                           N/A             N/A             N/A                N/A          N/A
 39   Plank Road Commons                             N/A             N/A             N/A                N/A          N/A
 40   Plaza at Coral Springs                         N/A             N/A             N/A                N/A          N/A
 41   Pine Meadow Apartments                         N/A             N/A             N/A                N/A          N/A
 42   Sentry Park Apartments                         N/A             N/A             N/A                N/A          N/A
 43   Southside Village Shopping Center              N/A             N/A             N/A                N/A          N/A
 44   Phoenix Business Park                    LeasTermination       N/A             N/A                N/A          N/A
                                              Payment Reserve -
                                              Proceeds assigned
                                               by Borrower to
                                             Lender pursuant to
                                               a tenant lease
 49   South Monroe Commons Shopping Center           N/A            N/A              N/A                N/A          N/A
 52   Northeast Medical Arts Center                  N/A          $200,000   Release upon: 1) No     $200,000    7/13/2003
                                                                             Default, 2) Atlanta
                                                                               Knee and Sports
                                                                                 Medicine has
                                                                              occupied space and
                                                                              is paying rent, 3)
                                                                             Grattan D. Woodson,
                                                                              M.D. has accepted
                                                                              additional 614 SF
                                                                             and commenced paying
                                                                                     rent

 54   Oak Springs Mobile Home Park                   N/A             N/A             N/A                N/A          N/A
 55   Thunderbird Airport Plaza                      N/A             N/A             N/A                N/A          N/A
 63   Taunton Corporate Center                       N/A             N/A             N/A                N/A          N/A




 64   5501 Connecticut Avenue                        N/A             N/A             N/A                N/A          N/A

 69   Gold Star Mobile Estates                       N/A             N/A             N/A                N/A          N/A


                                     A-1-9

                                              Initial     Initial Other       Debt      Initial
                                               Other         Reserve        Service   Replacement   Letter of
 #                  Loan Name                 Reserve      Description      Reserve     Reserve      Credit
---   ------------------------------------   --------   -----------------   -------   -----------   ---------
 70   Gray Road Industrial                      N/A            N/A            N/A         N/A          N/A






 79   Old Town Station Shopping Center          N/A            N/A            N/A         N/A          N/A
 80   Ellsworth Square Apartments               N/A            N/A            N/A         N/A          N/A
 82   2575 Grand Canal Boulevard                N/A            N/A            N/A         N/A          N/A










 85   Eckerd Nashville                          N/A            N/A            N/A         N/A          N/A
 87   Barber Knolls Apartments                  N/A            N/A            N/A       $20,250        N/A
 90   Hickory Trace Apartments                  N/A            N/A            N/A         N/A          N/A
 91   Green Acres Shopping Center II         $200,000   ION Photo Reserve     N/A         N/A          N/A
 93   Greenwood Apartments                      N/A            N/A            N/A         N/A          N/A
 94   Midtown Estates                           N/A            N/A            N/A         N/A          N/A
 95   Knollwood Townhouse Apartments            N/A            N/A            N/A         N/A          N/A
 96   Seven Wells Street                        N/A            N/A            N/A         N/A          N/A
 97   Centre Court Apartments                   N/A            N/A            N/A         N/A          N/A
 98   Lincoln Broadway Building                 N/A            N/A            N/A         N/A          N/A
 99   Anoka Acres Mobile Home Community         N/A            N/A            N/A         N/A          N/A
100   4210 Lake Avenue Townhouses               N/A            N/A            N/A         N/A          N/A
101   Biarritz Drive Apartments                 N/A            N/A            N/A         N/A          N/A

                                                                                                   Additional    Additional
                                             Letter of Credit    Earnout      Earnout Reserve      Collateral    Collateral
 #                  Loan Name                   Description      Reserve        Description          Amount      Event Date
---   ------------------------------------   ----------------   --------   ---------------------   ----------   ------------

 70   Gray Road Industrial                           N/A        $250,000   Release upon: 1) DSCR    $250,000      7/15/2003
                                                                                of 1.25, 2) No
                                                                             adverse change in
                                                                                rent roll or
                                                                            financial condition
                                                                             of tenants, 3) GW,
                                                                             Inc. renewed lease
 79   Old Town Station Shopping Center              N/A            N/A              N/A                N/A          N/A
 80   Ellsworth Square Apartments                   N/A            N/A              N/A                N/A          N/A
 82   2575 Grand Canal Boulevard                    N/A         $165,000        Release upon:       $165,000        Lease
                                                                            1) Occupancy of 90%,                 expiration
                                                                             2) DSCR of 1.25,                    of Tenants:
                                                                              3) Interplan,                       Consumer
                                                                              Consumer Credit                      Credit
                                                                           Counseling Center and                 Counseling,
                                                                            Pacific Bell renew                    Interplan
                                                                                   leases                        Corp., and
                                                                                                                Pacific Bell
                                                                                                                Directory in
                                                                                                                    2004
 85   Eckerd Nashville                              N/A            N/A              N/A                N/A           N/A
 87   Barber Knolls Apartments                      N/A            N/A              N/A                N/A           N/A
 90   Hickory Trace Apartments                      N/A            N/A              N/A                N/A           N/A
 91   Green Acres Shopping Center II                N/A            N/A              N/A                N/A           N/A
 93   Greenwood Apartments                          N/A            N/A              N/A                N/A           N/A
 94   Midtown Estates                               N/A            N/A              N/A                N/A           N/A
 95   Knollwood Townhouse Apartments                N/A            N/A              N/A                N/A           N/A
 96   Seven Wells Street                            N/A            N/A              N/A                N/A           N/A
 97   Centre Court Apartments                       N/A            N/A              N/A                N/A           N/A
 98   Lincoln Broadway Building                     N/A            N/A              N/A                N/A           N/A
 99   Anoka Acres Mobile Home Community             N/A            N/A              N/A                N/A           N/A
100   4210 Lake Avenue Townhouses                   N/A            N/A              N/A                N/A           N/A
101   Biarritz Drive Apartments                     N/A            N/A              N/A                N/A           N/A


                                     A-1-10

                                                                       Exisiting
                                                   Additional          Secondary           Description of           Description
 #               Loan Name                   Collateral Description    Financing    Exisiting Secondary Financing   of Lock Box
---   ------------------------------------   ----------------------   -----------   -----------------------------   -----------
  1   Great Lakes Crossing                             N/A                N/A                   N/A                  Springing
  2   Ritz-Carlton Key Biscayne                        N/A            $21,750,000   Secured subordinate debt made    Springing
                                                                                        by Luxury Finance, LLC
  3   Museum Square                                    N/A                N/A                   N/A                    Hard
  4   Crescent at Carlyle                              N/A            $14,000,000    Master Tenant has unsecured       Hard
                                                                                     loan from Alton Properties
                                                                                          and Trading S.A
  5   North Park Executive Center                      N/A                N/A                   N/A                  Springing
  6   Sully Place                                      N/A                N/A                   N/A                  Springing
  9   Michigan Equities U Portfolio                    N/A            $ 1,760,000     B-Note from CBA-Mezzanine      Modified
                                                                                        Capital Finance, LLC
 10   The Carl Zeiss Building                          N/A            $ 7,000,000     Unsecured subordinate debt       Hard
                                                                                      made by Estville Financial
                                                                                             Corporation
 11   BAE Systems Building                             N/A            $ 7,345,000    Master Tenant has unsecured       Hard
                                                                                     loan from Alton Properties &
                                                                                               Trading
                                                                                                S.A.
 15   Sunset Coast Plaza                               N/A                N/A                   N/A                    Hard
 20   BECO Building                                    N/A                N/A                   N/A                     N/A
 22   Costa Mesa Square Shopping Center                N/A                N/A                   N/A                  Springing
 23   Fairmount Place II                               N/A                N/A                   N/A                     N/A
 24   Kahana Gateway Center                            N/A                N/A                   N/A                  Springing
 25   Centennial Village                               N/A                N/A                   N/A                     N/A
 26   Brick Church Plaza                               N/A                N/A                   N/A                  Springing
 29   Santa Barbara Tech Center                        N/A                N/A                   N/A                  Springing
 30   Sealy Mustang Park                               N/A                N/A                   N/A                     N/A
 31   Highland Village Plaza                           N/A                N/A                   N/A                  Springing
 32   Hoover Square                                    N/A                N/A                   N/A                  Springing
 33   Advantis Technologies                            N/A                N/A                   N/A                    Hard
 34   Ford Factory Square                              N/A                N/A                   N/A                     N/A
 35   Rocky Mount Marketplace                          N/A                N/A                   N/A                     N/A
 36   Paradise Cay Apartments                          N/A                N/A                   N/A                     N/A
 37   365 Broadway                                     N/A                N/A                   N/A                  Springing
 38   Mack Park Apartments                             N/A                N/A                   N/A                  Springing
 39   Plank Road Commons                               N/A                N/A                   N/A                     N/A
 40   Plaza at Coral Springs                           N/A                N/A                   N/A                     N/A
 41   Pine Meadow Apartments                           N/A            $ 1,434,000         Mezzanine Loan             Springing
 42   Sentry Park Apartments                           N/A                N/A                   N/A                  Springing
 43   Southside Village Shopping Center                N/A                N/A                   N/A                     N/A
 44   Phoenix Business Park                            N/A                N/A                   N/A                     N/A
 49   South Monroe Commons Shopping Center             N/A                N/A                   N/A                     N/A
 52   Northeast Medical Arts Center           Release upon: 1) No         N/A                   N/A                     N/A
                                              Default, 2) Atlanta
                                                Knee and Sports
                                             Medicine has occupied
                                               space and is paying
                                               rent, 3)Grattan D.
                                               Woodson, M.D. has
                                             accepted  additional
                                              614 SF and commenced
                                                  paying rent
 54   Oak Springs Mobile Home Park                     N/A                N/A                   N/A                     N/A
 55   Thunderbird Airport Plaza                        N/A                N/A                   N/A                     N/A
 63   Taunton Corporate Center                         N/A                N/A                   N/A                     N/A
 64   5501 Connecticut Avenue                          N/A                N/A                   N/A                     N/A
 69   Gold Star Mobile Estates                         N/A                N/A                   N/A                     N/A


                                     A-1-11

                                                                       Exisiting
                                                   Additional          Secondary           Description of           Description
 #               Loan Name                   Collateral Description    Financing    Exisiting Secondary Financing   of Lock Box
---   ------------------------------------   ----------------------   -----------   -----------------------------   -----------
 70   Gray Road Industrial                   Release upon: 1) DSCR        N/A                   N/A                     N/A
                                             of 1.25, 2) No adverse
                                             change in rent roll or
                                             financial condition of
                                              tenants, 3) GW, Inc.
                                                renewed lease
 79   Old Town Station Shopping Center                 N/A                N/A                   N/A                     N/A
 80   Ellsworth Square Apartments                      N/A                N/A                   N/A                     N/A
 82   2575 Grand Canal Boulevard               Release upon: 1)           N/A                   N/A                     N/A
                                              Occupancy of 90%, 2)
                                                DSCR of 1.25, 3)
                                              Interplan, Consumer
                                               Credit Counseling
                                               Center and Pacific
                                               Bell renew leases
 85   Eckerd Nashville                                 N/A                N/A                   N/A                     Hard
 87   Barber Knolls Apartments                         N/A                N/A                   N/A                     N/A
 90   Hickory Trace Apartments                         N/A                N/A                   N/A                     N/A
 91   Green Acres Shopping Center II                   N/A                N/A                   N/A                     N/A
 93   Greenwood Apartments                             N/A                N/A                   N/A                     N/A
 94   Midtown Estates                                  N/A                N/A                   N/A                     N/A
 95   Knollwood Townhouse Apartments                   N/A                N/A                   N/A                     N/A
 96   Seven Wells Street                               N/A                N/A                   N/A                     N/A
 97   Centre Court Apartments                          N/A                N/A                   N/A                     N/A
 98   Lincoln Broadway Building                        N/A                N/A                   N/A                     N/A
 99   Anoka Acres Mobile Home Community                N/A                N/A                   N/A                     N/A
100   4210 Lake Avenue Townhouses                      N/A                N/A                   N/A                     N/A
101   Biarritz Drive Apartments                        N/A                N/A                   N/A                     N/A


                                     A-1-12

                                   Exhibit A-2

                        Mortgage Loan Schedule -- Part 2

                      [See attached list of Mortgage Loans]


                                     A-2-1

#    Crossed                  Loan Name                                 Address                       City              State
--   -------   -----------------------------------------   ----------------------------------   ---------------   --------------
16    (B)      Williams Centre Building 2                  5421 East Williams Boulevard              Tucson             AZ
17    (B)      Williams Centre Building 1                  5451 East Williams Boulevard              Tucson             AZ
18    (B)      Williams Centre Building 3                  5431 East Williams Boulevard              Tucson             AZ
27             Giant Eagle Plaza                           1710-1760 Hilliard Rome Road             Columbus            OH
28             Abbotts Village Shopping Center             11585 Jones Bridge Road                 Alpharetta           GA
46             Timberlake Apartments                       834 Timberlake Drive                    Arlington            TX
47             Indiana Business Center                     6700 and 6780 Indiana Avenue            Riverside            CA
48             Pinecrest Shopping Center                   156-248 South Pine Street               Burlington           WI
56             Best Buy - El Paso, TX                      815 Sunland Park Drive                   El Paso             TX
57             Sav-On Drug Store - Las Vegas, NV           4810 West Ann Road                      Las Vegas            NV
58             Walgreens - North Clinton                   5830 North Clinton Street               Fort Wayne           IN
59             Spruce Street Station Shopping Center       1101 Brookdale Street                  Martinsville          VA
60             Five Points Plaza                           118 Five Points Road                    Goldsboro            NC
62             Walgreens - West Jefferson                  6202 West Jefferson Boulevard           Fort Wayne           IN
65             Walgreens - Waterbury, CT                   1447 East Main Street                   Waterbury            CT
67             Walgreens - Albany, GA                      2351 Dawson Road                          Albany             GA
68             CVS - Raleigh, NC                           3500 Wake Forest Road                    Raleigh             NC
71             Walgreens - Olive Branch, MS                6958 Goodman Road                      Olive Branch          MS
73             Sahara Corporate Center                     9580 West Sahara Avenue                 Las Vegas            NV
74             CVS - Wilmington, NC                        2302 South 17th Street                  Wilmington           NC
75             Walgreens - Burlington, KY                  1747 Patrick Drive                      Burlington           KY
76             Bayview East and Manette Villa Apartments   Please see Exhibit A-1 in the           Please see       Please see
                                                           Prospectus Supplement                 Exhibit A-1 in   Exhibit A-1 in
                                                                                                 the Prospectus   the Prospectus
                                                                                                   Supplement       Supplement
77             Premier Self Storage                        2150 Main Street                          Oakley             CA
78             Walgreens - Anderson, IN                    3736 South Scatterfield Road             Anderson            IN
81             Kuhlo Medical Building                      4805 Mallory Lane                        Franklin            TN
84             401-403 South Washington                    401-403 South Washington Boulevard      Mundelein            IL
86             Shurgard Self Storage                       22013 Southeast Wax Road               Maple Valley          WA
88             Park Oaks Village Phase II                  3860 El Dorado Hills Boulevard       El Dorado Hills         CA

                                                                                           Original     Cutt-off Date
                                                                              Mortgage     Principal      Principal
#    Crossed                 Loan Name                        Zip Code      Loan Seller     Balance     Balance /(1)/
--   -------   -----------------------------------------   --------------   -----------   -----------   -------------
16    (B)      Williams Centre Building 2                       85711         Column      $ 6,225,000    $ 6,196,254
17    (B)      Williams Centre Building 1                       85711         Column      $ 5,500,000    $ 5,474,602
18    (B)      Williams Centre Building 3                       85711         Column      $ 4,925,000    $ 4,902,257
27             Giant Eagle Plaza                                43026         Column      $12,000,000    $11,963,081
28             Abbotts Village Shopping Center                  30022         Column      $11,600,000    $11,512,325
46             Timberlake Apartments                            76010         Column      $ 5,600,000    $ 5,560,135
47             Indiana Business Center                          92506         Column      $ 5,550,000    $ 5,519,568
48             Pinecrest Shopping Center                        53105         Column      $ 5,250,000    $ 5,230,844
56             Best Buy - El Paso, TX                           79912         Column      $ 4,400,000    $ 4,384,442
57             Sav-On Drug Store - Las Vegas, NV                89130         Column      $ 4,250,000    $ 4,233,668
58             Walgreens - North Clinton                        46825         Column      $ 4,225,000    $ 4,206,469
59             Spruce Street Station Shopping Center            24112         Column      $ 4,200,000    $ 4,186,213
60             Five Points Plaza                                27530         Column      $ 4,176,000    $ 4,158,516
62             Walgreens - West Jefferson                       46804         Column      $ 4,150,000    $ 4,131,798
65             Walgreens - Waterbury, CT                        06705         Column      $ 3,435,000    $ 3,421,962
67             Walgreens - Albany, GA                           31707         Column      $ 3,365,000    $ 3,346,759
68             CVS - Raleigh, NC                                27609         Column      $ 3,200,000    $ 3,190,413
71             Walgreens - Olive Branch, MS                     38654         Column      $ 2,940,000    $ 2,929,272
73             Sahara Corporate Center                          89117         Column      $ 2,860,000    $ 2,846,112
74             CVS - Wilmington, NC                             28401         Column      $ 2,750,000    $ 2,738,054
75             Walgreens - Burlington, KY                       41005         Column      $ 2,740,000    $ 2,727,982
76             Bayview East and Manette Villa Apartments     Please see       Column      $ 2,664,000    $ 2,649,607
                                                           Exhibit A-1 in
                                                           the Prospectus
                                                             Supplement
77             Premier Self Storage                             94561         Column      $ 2,650,000    $ 2,635,517
78             Walgreens - Anderson, IN                         46013         Column      $ 2,625,000    $ 2,613,487
81             Kuhlo Medical Building                           37067         Column      $ 2,287,000    $ 2,276,654
84             401-403 South Washington                         60060         Column      $ 2,175,000    $ 2,167,861
86             Shurgard Self Storage                            98038         Column      $ 2,150,000    $ 2,141,340
88             Park Oaks Village Phase II                       95762         Column      $ 2,070,000    $ 2,058,779


                                      A-2-2

                                                                Interest     Original       Remaining     Original
                                                 Maturity/ARD     Only     Amortization   Amortization     Term to
#                     Loan Name                   Balance(2)     Period        Term           Term       Maturity(2)
--   -----------------------------------------   ------------   --------   ------------   ------------   -----------
16   Williams Centre Building 2                   $ 5,317,785      0           360            355            120
17   Williams Centre Building 1                   $ 4,698,445      0           360            355            120
18   Williams Centre Building 3                   $ 4,207,245      0           360            355            120
27   Giant Eagle Plaza                            $10,137,585      0           360            357            120
28   Abbotts Village Shopping Center              $ 9,555,052      0           324            317            120
46   Timberlake Apartments                        $ 4,336,535      0           300            295            120
47   Indiana Business Center                      $ 4,324,253      0           300            296            120
48   Pinecrest Shopping Center                    $ 4,485,290      0           360            356            120
56   Best Buy - El Paso, TX                       $ 3,775,192      0           360            356            120
57   Sav-On Drug Store - Las Vegas, NV            $ 3,604,645      0           360            356            120
58   Walgreens - North Clinton                    $ 3,634,888      0           360            355            120
59   Spruce Street Station Shopping Center        $ 3,638,747      0           360            356            120
60   Five Points Plaza                            $ 3,260,828      0           300            297            120
62   Walgreens - West Jefferson                   $ 3,570,363      0           360            355            120
65   Walgreens - Waterbury, CT                    $ 2,918,541      0           360            356            120
67   Walgreens - Albany, GA                       $ 2,627,920      0           300            296            120
68   CVS - Raleigh, NC                            $ 2,714,589      0           360            357            120
71   Walgreens - Olive Branch, MS                 $ 2,511,762      0           360            356            120
73   Sahara Corporate Center                      $ 2,477,885      0           360            354            120
74   CVS - Wilmington, NC                         $ 2,130,208      0           300            297            120
75   Walgreens - Burlington, KY                   $ 2,357,300      0           360            355            120
76   Bayview East and Manette Villa Apartments    $ 2,081,845      0           300            296            120
77   Premier Self Storage                         $ 2,066,106      0           300            296            120
78   Walgreens - Anderson, IN                     $ 2,258,361      0           360            355            120
81   Kuhlo Medical Building                       $ 1,959,280      0           360            355            120
84   401-403 South Washington                     $ 1,884,351      0           360            356            120
86   Shurgard Self Storage                        $ 1,692,621      0           300            297            120
88   Park Oaks Village Phase II                   $ 1,616,580      0           300            296            120

                                                                            Interest
                                                   Remaining    Mortgage   Calculation               First
                                                     Term to    Interest    (30/360 /    Monthly    Payment     Maturity
#                     Loan Name                   Maturity(2)     Rate     Actual/360)   Payment     Date        Date
--   -----------------------------------------   ------------   --------   -----------   -------   ---------   ---------
16   Williams Centre Building 2                      115         6.250%     Actual/360   $38,328   12/1/2002   11/1/2012
17   Williams Centre Building 1                      115         6.250%     Actual/360   $33,864   12/1/2002   11/1/2012
18   Williams Centre Building 3                      115         6.250%     Actual/360   $30,324   12/1/2002   11/1/2012
27   Giant Eagle Plaza                               117         5.870%     Actual/360   $70,946    2/1/2003    1/1/2013
28   Abbotts Village Shopping Center                 113         6.625%     Actual/360   $76,973   10/1/2002    9/1/2012
46   Timberlake Apartments                           115         6.000%     Actual/360   $36,081   12/1/2002   11/1/2012
47   Indiana Business Center                         116         6.180%     Actual/360   $36,372    1/1/2003   12/1/2012
48   Pinecrest Shopping Center                       116         6.250%     Actual/360   $32,325    1/1/2003   12/1/2012
56   Best Buy - El Paso, TX                          116         6.400%     Actual/360   $27,522    1/1/2003   12/1/2032
57   Sav-On Drug Store - Las Vegas, NV               116         6.000%     Actual/360   $25,481    1/1/2003   12/1/2032
58   Walgreens - North Clinton                       115         6.500%     Actual/360   $26,705   12/1/2002   11/1/2032
59   Spruce Street Station Shopping Center           116         6.750%     Actual/360   $27,241    1/1/2003   12/1/2032
60   Five Points Plaza                               117         6.250%     Actual/360   $27,548    2/1/2003    1/1/2028
62   Walgreens - West Jefferson                      115         6.500%     Actual/360   $26,231   12/1/2002   11/1/2032
65   Walgreens - Waterbury, CT                       116         6.060%     Actual/360   $20,727    1/1/2003   12/1/2032
67   Walgreens - Albany, GA                          116         6.250%     Actual/360   $22,198    1/1/2003   12/1/2027
68   CVS - Raleigh, NC                               117         6.010%     Actual/360   $19,206    2/1/2003    1/1/2033
71   Walgreens - Olive Branch, MS                    116         6.250%     Actual/360   $18,102    1/1/2003   12/1/2032
73   Sahara Corporate Center                         114         6.750%     Actual/360   $18,550   11/1/2002   10/1/2032
74   CVS - Wilmington, NC                            117         6.010%     Actual/360   $17,735    2/1/2003    1/1/2028
75   Walgreens - Burlington, KY                      115         6.500%     Actual/360   $17,319   12/1/2002   11/1/2032
76   Bayview East and Manette Villa Apartments       116         6.270%     Actual/360   $17,607    1/1/2003   12/1/2012
77   Premier Self Storage                            116         6.200%     Actual/360   $17,399    1/1/2003   12/1/2012
78   Walgreens - Anderson, IN                        115         6.500%     Actual/360   $16,592   12/1/2002   11/1/2032
81   Kuhlo Medical Building                          115         6.350%     Actual/360   $14,231   12/1/2002   11/1/2012
84   401-403 South Washington                        116         6.750%     Actual/360   $14,107    1/1/2003   12/1/2012
86   Shurgard Self Storage                           117         6.500%     Actual/360   $14,517    2/1/2003    1/1/2013
88   Park Oaks Village Phase II                      116         6.250%     Actual/360   $13,655    1/1/2003   12/1/2012


                                     A-2-3

                                                                                                                  Servicing
                                                                                                       Yield         and
                                                             Prepayment Provision as   Defeasance   Maintenance    Trustee
#                  Loan Name                       ARD(8)       of Origiination(9)     Option(10)     Spread        Fees
--   -----------------------------------------   ---------   -----------------------   ----------   -----------   ---------
16   Williams Centre Building 2                     N/A           YM5/116_0.0%/4          No          T-Flat       0.0521%
17   Williams Centre Building 1                     N/A           YM5/116_0.0%/4          No          T-Flat       0.0521%
18   Williams Centre Building 3                     N/A           YM5/116_0.0%/4          No          T-Flat       0.0521%
27   Giant Eagle Plaza                              N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
28   Abbotts Village Shopping Center                N/A       Lock/59_YM1/55_0.0%/6       No          T-Flat       0.0521%
46   Timberlake Apartments                          N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
47   Indiana Business Center                        N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
48   Pinecrest Shopping Center                      N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
56   Best Buy - El Paso, TX                      12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.1021%
57   Sav-On Drug Store - Las Vegas, NV           12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
58   Walgreens - North Clinton                   11/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
59   Spruce Street Station Shopping Center       12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
60   Five Points Plaza                            1/1/2013       Lock/116_0.0%/4          Yes          N/A         0.0521%
62   Walgreens - West Jefferson                  11/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
65   Walgreens - Waterbury, CT                   12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
67   Walgreens - Albany, GA                      12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
68   CVS - Raleigh, NC                            1/1/2013       Lock/116_0.0%/4          Yes          N/A         0.0521%
71   Walgreens - Olive Branch, MS                12/1/2012       Lock/116_0.0%/4          Yes          N/A         0.1021%
73   Sahara Corporate Center                     10/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
74   CVS - Wilmington, NC                         1/1/2013       Lock/116_0.0%/4          Yes          N/A         0.0521%
75   Walgreens - Burlington, KY                  11/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
76   Bayview East and Manette Villa Apartments      N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
77   Premier Self Storage                           N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
78   Walgreens - Anderson, IN                    11/1/2012       Lock/116_0.0%/4          Yes          N/A         0.0521%
81   Kuhlo Medical Building                         N/A          Lock/117_0.0%/3          Yes          N/A         0.1021%
84   401-403 South Washington                       N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
86   Shurgard Self Storage                          N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%
88   Park Oaks Village Phase II                     N/A          Lock/117_0.0%/3          Yes          N/A         0.0521%

                                                                Contractual
                                                 Engineering     Recurring      LC & TI     Contractual     Tax &
                                                  Reserve at    Replacement   Reserve at     Recurring    Insurance
#                  Loan Name                     Origination   Reserve/FF&E   Origination      LC&TI       Escrows
--   -----------------------------------------   -----------   ------------   -----------   -----------   ---------
16   Williams Centre Building 2                      N/A           N/A          $2,778        $33,333     Insurance
17   Williams Centre Building 1                      N/A           N/A          $2,778        $33,333       Both
18   Williams Centre Building 3                      N/A           N/A          $2,778        $33,333       Both
27   Giant Eagle Plaza                               N/A         $16,631          N/A           N/A          Tax
28   Abbotts Village Shopping Center                 N/A           N/A            N/A           N/A         None
46   Timberlake Apartments                        $100,000         N/A            N/A           N/A         Both
47   Indiana Business Center                      $ 18,688         N/A          $2,325        $27,900       Both
48   Pinecrest Shopping Center                       N/A         $15,645        $1,279        $15,348       Both
56   Best Buy - El Paso, TX                          N/A           N/A            N/A           N/A         None
57   Sav-On Drug Store - Las Vegas, NV               N/A         $ 2,568          N/A           N/A         None
58   Walgreens - North Clinton                       N/A         $ 2,268          N/A           N/A         None
59   Spruce Street Station Shopping Center           N/A         $14,960        $  575        $ 6,900        Both
60   Five Points Plaza                               N/A         $ 8,628        $1,956        $23,472       Both
62   Walgreens - West Jefferson                      N/A         $ 2,174          N/A           N/A         None
65   Walgreens - Waterbury, CT                    $ 38,035         N/A            N/A           N/A         None
67   Walgreens - Albany, GA                          N/A           N/A            N/A           N/A         None
68   CVS - Raleigh, NC                               N/A         $ 1,524          N/A           N/A         None
71   Walgreens - Olive Branch, MS                    N/A           N/A            N/A           N/A       Insurance
73   Sahara Corporate Center                         N/A         $ 5,600          N/A         $43,356       Both
74   CVS - Wilmington, NC                            N/A         $ 1,632          N/A           N/A         None
75   Walgreens - Burlington, KY                      N/A         $ 2,174          N/A           N/A         None
76   Bayview East and Manette Villa Apartments    $ 61,516       $41,100          N/A           N/A         Both
77   Premier Self Storage                            N/A           N/A            N/A           N/A         Both
78   Walgreens - Anderson, IN                        N/A           N/A            N/A           N/A         None
81   Kuhlo Medical Building                          N/A         $ 3,828        $ 2,924       $35,088       Both
84   401-403 South Washington                     $129,375       $13,068        $55,000       $17,280       Both
86   Shurgard Self Storage                           N/A         $ 7,783          N/A           N/A         Both
88   Park Oaks Village Phase II                      N/A         $ 2,412        $ 1,667       $20,000       Both


                                     A-2-4

                                                    Initial                               Initial Debt     Initial
                                                     Other      Initial Other Reserve        Service     Replacement
 #                    Loan Name                     Reserve          Description             Reserve       Reserve
---   -----------------------------------------   ----------   ------------------------   ------------   -----------
 16   Williams Centre Building 2                    $4,438         Escrow Agreement            N/A             N/A
 17   Williams Centre Building 1                    $4,438         Escrow Agreement            N/A             N/A
 18   Williams Centre Building 3                    $4,438         Escrow Agreement            N/A             N/A
 27   Giant Eagle Plaza                                N/A                N/A                  N/A          $1,386





 28   Abbotts Village Shopping Center                  N/A                N/A                  N/A             N/A
 46   Timberlake Apartments                            N/A                N/A                  N/A             N/A
 47   Indiana Business Center                          N/A                N/A                  N/A             N/A
 48   Pinecrest Shopping Center                        N/A                N/A                  N/A          $1,304



 56   Best Buy - El Paso, TX                           N/A                N/A                  N/A             N/A
 57   Sav-On Drug Store - Las Vegas, NV                N/A                N/A                  N/A          $  214
 58   Walgreens - North Clinton                        N/A                N/A                  N/A          $  189
 59   Spruce Street Station Shopping Center            N/A                N/A                  N/A          $1,247






 60   Five Points Plaza                                N/A                N/A                  N/A          $  719
 62   Walgreens - West Jefferson                       N/A                N/A                  N/A          $  181
 65   Walgreens - Waterbury, CT                        N/A                N/A                  N/A             N/A
 67   Walgreens - Albany, GA                           N/A                N/A                  N/A             N/A
 68   CVS - Raleigh, NC                                N/A                N/A                  N/A          $  127
 71   Walgreens - Olive Branch, MS                     N/A                N/A                  N/A             N/A
 73   Sahara Corporate Center                      $99,563      Holdback for completion        N/A          $  467
                                                                      of building
 74   CVS - Wilmington, NC                             N/A                N/A                  N/A          $  136
 75   Walgreens - Burlington, KY                       N/A                N/A                  N/A          $  181
 76   Bayview East and Manette Villa Apartments        N/A                N/A                  N/A          $3,440
 77   Premier Self Storage                             N/A                N/A                  N/A             N/A
 78   Walgreens - Anderson, IN                         N/A                N/A                  N/A             N/A
 81   Kuhlo Medical Building                       $25,563     Holdback to complete 818        N/A          $  319
                                                                 square feet of space
 84   401-403 South Washington                         N/A                N/A                  N/A          $1,089
 86   Shurgard Self Storage                            N/A                N/A                  N/A          $  649




 88   Park Oaks Village Phase II                       N/A                N/A                  N/A          $  201


                                                  Letter of                                       Earnout       Earnout Reserve
 #                    Loan Name                     Credit      Letter of Credit Description      Reserve         Description
---   -----------------------------------------   ---------   --------------------------------   --------   -----------------------

 16   Williams Centre Building 2                        N/A                  N/A                      N/A              N/A
 17   Williams Centre Building 1                        N/A                  N/A                      N/A              N/A
 18   Williams Centre Building 3                        N/A                  N/A                      N/A              N/A
 27   Giant Eagle Plaza                            $300,000     Release upon: 1) 4,900 sf of          N/A              N/A
                                                               vacant space is leased with at
                                                              least 3-year term at rate of $13
                                                                psf (3,400 of 4,900 already
                                                                         satisfied),
                                                                2) Evidence of tenants paying
                                                                            rent
 28   Abbotts Village Shopping Center                   N/A                  N/A                      N/A              N/A
 46   Timberlake Apartments                             N/A                  N/A                      N/A              N/A
 47   Indiana Business Center                           N/A                  N/A                      N/A              N/A
 48   Pinecrest Shopping Center                    $ 50,000        Environmental Holdback        $200,000     Release upon: 1) No
                                                                                                              default, 2) Cousins
                                                                                                              Submarine is paying
                                                                                                                rent at premises
 56   Best Buy - El Paso, TX                            N/A                  N/A                      N/A              N/A
 57   Sav-On Drug Store - Las Vegas, NV                 N/A                  N/A                      N/A              N/A
 58   Walgreens - North Clinton                         N/A                  N/A                      N/A              N/A
 59   Spruce Street Station Shopping Center             N/A                  N/A                 $200,000   Release upon: 1) Movie
                                                                                                              Gallery lease of no
                                                                                                             less than 3,750 sf at
                                                                                                                rate of $12 psf,
                                                                                                             2) Evidence of tenant
                                                                                                              in occupancy, 3) No
                                                                                                                    default
 60   Five Points Plaza                                 N/A                  N/A                      N/A              N/A
 62   Walgreens - West Jefferson                        N/A                  N/A                      N/A              N/A
 65   Walgreens - Waterbury, CT                         N/A                  N/A                      N/A              N/A
 67   Walgreens - Albany, GA                            N/A                  N/A                      N/A              N/A
 68   CVS - Raleigh, NC                                 N/A                  N/A                      N/A              N/A
 71   Walgreens - Olive Branch, MS                      N/A                  N/A                      N/A              N/A
 73   Sahara Corporate Center                           N/A                  N/A                      N/A              N/A

 74   CVS - Wilmington, NC                              N/A                  N/A                      N/A              N/A
 75   Walgreens - Burlington, KY                        N/A                  N/A                      N/A              N/A
 76   Bayview East and Manette Villa Apartments         N/A                  N/A                      N/A              N/A
 77   Premier Self Storage                              N/A                  N/A                      N/A              N/A
 78   Walgreens - Anderson, IN                          N/A                  N/A                      N/A              N/A
 81   Kuhlo Medical Building                            N/A                  N/A                      N/A              N/A

 84   401-403 South Washington                          N/A                  N/A                      N/A              N/A
 86   Shurgard Self Storage                             N/A                  N/A                 $250,000       Release upon:
                                                                                                              1) Stabilized NOI of
                                                                                                             $251,593 and effective
                                                                                                                gross income of
                                                                                                            $429,485, 2) No default
 88   Park Oaks Village Phase II                        N/A                  N/A                      N/A              N/A



                                     A-2-5

                                                  Additional   Additional
                                                  Collateral   Collateral
 #                Loan Name                         Amount     Event Date           Additional Collateral Description
---   -----------------------------------------   ----------   ----------   -------------------------------------------------
 16   Williams Centre Building 2                        N/A        N/A                             N/A
 17   Williams Centre Building 1                        N/A        N/A                             N/A
 18   Williams Centre Building 3                        N/A        N/A                             N/A
 27   Giant Eagle Plaza                            $300,000    12/20/2003    Release upon: 1) 4,900 sf of vacant space is
                                                                             leased with at least 3-year term at rate of $13
                                                                               psf (3,400 of 4,900 already satisfied), 2)
                                                                                     Evidence of tenants paying rent
 28   Abbotts Village Shopping Center                   N/A        N/A                             N/A
 46   Timberlake Apartments                             N/A        N/A                             N/A
 47   Indiana Business Center                           N/A        N/A                             N/A
 48   Pinecrest Shopping Center                    $200,000     8/22/2003        Release upon: 1) No default, 2) Cousins
                                                                                  Submarine is paying rent at premises
 56   Best Buy - El Paso, TX                            N/A        N/A                             N/A
 57   Sav-On Drug Store - Las Vegas, NV                 N/A        N/A                             N/A
 58   Walgreens - North Clinton                         N/A        N/A                             N/A
 59   Spruce Street Station Shopping Center        $200,000     8/26/2003    Release upon: 1) Movie Gallery lease of no less
                                                                            than 3,750 sf at rate of $12 psf, 2) Evidence of
                                                                                   tenant in occupancy, 3) No default
 60   Five Points Plaza                                 N/A        N/A                             N/A
 62   Walgreens - West Jefferson                        N/A        N/A                             N/A
 65   Walgreens - Waterbury, CT                         N/A        N/A                             N/A
 67   Walgreens - Albany, GA                            N/A        N/A                             N/A
 68   CVS - Raleigh, NC                                 N/A        N/A                             N/A
 71   Walgreens - Olive Branch, MS                      N/A        N/A                             N/A
 73   Sahara Corporate Center                           N/A        N/A                             N/A
 74   CVS - Wilmington, NC                              N/A        N/A                             N/A
 75   Walgreens - Burlington, KY                        N/A        N/A                             N/A
 76   Bayview East and Manette Villa Apartments         N/A        N/A                             N/A
 77   Premier Self Storage                              N/A        N/A                             N/A
 78   Walgreens - Anderson, IN                          N/A        N/A                             N/A
 81   Kuhlo Medical Building                            N/A        N/A                             N/A
 84   401-403 South Washington                          N/A        N/A                             N/A
 86   Shurgard Self Storage                        $250,000      6/9/2004    Release upon: 1) Stabilized NOI of $251,593 and
                                                                            effective gross income of $429,485, 2) No default
 88   Park Oaks Village Phase II                        N/A        N/A                             N/A

                                                              Description of
                                                  Exisiting     Exisiting
                                                  Secondary     Secondary      Description
#                  Loan Name                      Financing     Financing      of Lock Box
---   -----------------------------------------   ---------   --------------   -----------
 16   Williams Centre Building 2                        N/A         N/A            N/A
 17   Williams Centre Building 1                        N/A         N/A            N/A
 18   Williams Centre Building 3                        N/A         N/A            N/A
 27   Giant Eagle Plaza                                 N/A         N/A         Springing



 28   Abbotts Village Shopping Center                   N/A         N/A            N/A
 46   Timberlake Apartments                        $350,000     Secured Debt       N/A
 47   Indiana Business Center                           N/A         N/A         Springing
 48   Pinecrest Shopping Center                         N/A         N/A            N/A

 56   Best Buy - El Paso, TX                            N/A         N/A           Hard
 57   Sav-On Drug Store - Las Vegas, NV                 N/A         N/A         Springing
 58   Walgreens - North Clinton                         N/A         N/A           Hard
 59   Spruce Street Station Shopping Center             N/A         N/A         Springing


 60   Five Points Plaza                                 N/A         N/A         Springing
 62   Walgreens - West Jefferson                        N/A         N/A           Hard
 65   Walgreens - Waterbury, CT                         N/A         N/A           Hard
 67   Walgreens - Albany, GA                            N/A         N/A           Hard
 68   CVS - Raleigh, NC                                 N/A         N/A         Springing
 71   Walgreens - Olive Branch, MS                      N/A         N/A           Hard
 73   Sahara Corporate Center                           N/A         N/A         Springing
 74   CVS - Wilmington, NC                              N/A         N/A         Springing
 75   Walgreens - Burlington, KY                        N/A         N/A           Hard
 76   Bayview East and Manette Villa Apartments         N/A         N/A            N/A
 77   Premier Self Storage                              N/A         N/A            N/A
 78   Walgreens - Anderson, IN                          N/A         N/A           Hard
 81   Kuhlo Medical Building                            N/A         N/A            N/A
 84   401-403 South Washington                          N/A         N/A            N/A
 86   Shurgard Self Storage                             N/A         N/A            N/A

 88   Park Oaks Village Phase II                        N/A         N/A            N/A


                                     A-2-6

                                   Exhibit B-1

            Representations and Warranties with Respect to the Seller

          The Seller hereby represents and warrants that, as of the Closing
Date:

          1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          2. The execution and delivery by the Seller of, and the performance by the Seller under, this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, if necessary, endorsements of Mortgage Notes, and the consummation by the Seller of the transactions herein contemplated, will not: (a) violate the Seller's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          3. The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          4. The Seller has the full right, power and authority to sell, assign, transfer, set over and convey all of its right, title and interest in and to the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge all of its right, title and interest in and to such Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

          5. Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          6. The Seller is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.


                                     B-1-1

          7. There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

          8. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          9. The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          10. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

          11. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          12. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

          13. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          14. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          15. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          16. In connection with its transfer of the Mortgage Loans to the Purchaser as contemplated herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration.


                                     B-1-2

                                   Exhibit B-2

          Representations and Warranties with Respect to the Purchaser

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          2. The execution and delivery by the Purchaser of, and the performance by the Purchaser under, this Agreement, and the consummation by the Purchaser of transactions herein contemplated, will not: (a) violate the Purchaser's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          3. The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          4. Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          5. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          6. There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.


                                     B-2-1

          7. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.


                                     B-2-2

                                    Exhibit C

      Representations and Warranties with Respect to the Exhibit A-1 Loans

          For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Exhibit A-1 Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Seller or any servicer acting on its behalf.

          The Seller hereby represents and warrants with respect to the Exhibit A-1 Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Exhibit A-1 Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Exhibit A-1 Loans in April 2003.

          2. Ownership of Exhibit A-1 Loans. Immediately prior to the transfer of the Exhibit A-1 Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Exhibit A-1 Loan. The Seller has full right, power and authority to sell, transfer and assign each Exhibit A-1 Loan to, or at the direction of, the Purchaser, free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights contemplated by this Agreement or the Pooling and Servicing Agreement). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the

Purchaser all legal and beneficial interest in and to each Exhibit A-1 Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights contemplated by this Agreement and/or the Pooling and Servicing Agreement). The sale of the Exhibit A-1 Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note in respect of an Exhibit A-1 Loan is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

          3. Payment Record. No scheduled payment of principal and interest due under any Exhibit A-1 Loan on the Due Date in March 2003 and on any Due Date in the twelve-month period immediately preceding the Due Date for such Exhibit A-1 Loan in March 2003 was 30 days or more delinquent, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Exhibit A-1 Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Exhibit A-1 Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Exhibit A-1 Loan contained in the same Cross-Collateralized Group. With respect to each Exhibit A-1 Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the ability of the related Mortgaged Property to generate income sufficient to service such Exhibit A-1 Loan. The related assignment of the Mortgage for each Exhibit A-1 Loan, as contemplated by clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), sufficient to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases. The Mortgage File for each Exhibit A-1 Loan contains an assignment of leases and rents (an "Assignment of Leases"), either as a separate instrument or incorporated into the related Mortgage, which establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, as contemplated by clause (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

          6. Mortgage Status; Waivers and Modifications. In the case of each Exhibit A-1 Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller with respect to any Exhibit A-1 Loan since February 17, 2003. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under the Exhibit A-1 Loan not to be true and correct in any material respect.

          7. Condition of Property; Condemnation. In the case of each Exhibit A-1 Loan, except as set forth in an engineering report prepared in connection with the origination of such Exhibit A-1 Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Exhibit A-1 Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance); provided that, if no engineer or architect physically visited the related Mortgaged Property in connection with preparing and delivering such engineering report, then the representation and warranty made in this sentence shall not be qualified by "to the Seller's knowledge". As of origination of such Exhibit A-1 Loan there was no proceeding pending, and subsequent to such date, the Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Exhibit A-1 Loan. If any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then, one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the lesser of (a) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Exhibit A-1 Loan and (b) $50,000. As of the date of the origination of each Exhibit A-1 Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

          8. Title Insurance. The lien of each Mortgage securing an Exhibit A-1 Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Exhibit A-1 Loan after all advances of principal, insuring the originator of the related Exhibit A-1 Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Seller has made no claims thereunder and, to the Seller's actual knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Seller has not, and to the Seller's actual knowledge, no prior holder of the related Mortgage has, done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Exhibit A-1 Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of the Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following: (a) access to a public road; and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Exhibit A-1 Loan is the same as the property legally described in the related Mortgage. Such Title Policy affirmatively insures against loss resulting from the forced removal of improvements at the related Mortgaged Property encroaching on an easement.

          9. No Holdback. The proceeds of each Exhibit A-1 Loan have been fully disbursed (except in those cases where the full amount of the Exhibit A-1 Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan Documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan Documents.

          10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Exhibit A-1 Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial mortgage loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If the Mortgage for any Exhibit A-1 Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Borrower under the related Mortgage Loan Documents) as would be payable in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Exhibit A-1 Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12(Ab/LBP) hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Exhibit A-1 Loan related to asbestos-containing materials and lead-based paint) and Schedule C-12(TS) hereto (as to which a transaction screen meeting the requirements of the American Society for Testing and Materials (a "Transaction Screen") was performed), (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property, or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing an Exhibit A-1 Loan in connection with the origination of such Exhibit A-1 Loan or, thereafter, (b) except as set forth on Schedule C-12(OLD) hereto, the report (the "Environmental Report") relating to such environmental site assessment or update thereof is dated no earlier than twelve months prior to the Closing Date, (c) a copy of each such Environmental Report has been delivered to the Purchaser or its designee, and (d) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule C-12(MV) hereto, one or more of the following are true--(A) one or more parties not related to or including the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects and/or to obtain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of (1) 2% of the outstanding principal balance of the related Exhibit A-1 Loan and (2) $50,000, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is identified on Schedule C-12(EI) hereto and insured under a policy of insurance subject to reasonable per occurrence and aggregate limits and a reasonable deductible, against certain losses arising from such circumstances and conditions or (H) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan Documents for each Exhibit A-1 Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Exhibit A-1 Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Borrower represents and warrants in the related Mortgage Loan Documents generally to the effect that, except as set forth in certain specified environmental reports and to the Borrower's knowledge, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule C-12(EI) hereto, the related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Exhibit A-1 Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Exhibit A-1 Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

          14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Exhibit A-1 Loan are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Exhibit A-1 Loan and 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing an Exhibit A-1 Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If, based solely on a flood zone certification or a survey of the related Mortgaged Property, any portion of the improvements on a Mortgaged Property securing any Exhibit A-1 Loan was, at the time of the origination of such Exhibit A-1 Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, then a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Exhibit A-1 Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and, to the Seller's actual knowledge, all such insurance is in full force and effect. Each

Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties and seismic insurance to the extent any Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in same area or earthquake zone. If the Mortgaged Property for any Exhibit A-1 Loan is located in Florida or within 25 miles of the coast in Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Exhibit A-1 Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. If any Mortgaged Property is, to the Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty; (ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan Documents would generate proceeds sufficient to pay off the subject Exhibit A-1 Loan. Additionally, for any Exhibit A-1 Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). With respect to each Exhibit A-1 Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Exhibit A-1 Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Exhibit A-1 Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Exhibit A-1 Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To the Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

          15. Taxes and Assessments. As of the date of origination of the subject Exhibit A-1 Loan or the Cut-off Date, whichever is later, there were no (and, to the Seller's actual knowledge, as of the Closing Date, there are no) delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing an Exhibit A-1 Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. No Mortgaged Property securing an Exhibit A-1 Loan is the subject of, and no Borrower under an Exhibit A-1 Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Exhibit A-1 Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing an Exhibit A-1 Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Exhibit A-1 Loan).

          18. Leasehold Estate Only. If any Exhibit A-1 Loan is secured by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then:

          (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

          (c) the Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

          (d) such Ground Lease is in full force and effect, the Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease, and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

          (e) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Exhibit A-1 Loan; and furthermore, except as set forth on Schedule C-18(e) hereto, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Exhibit A-1 Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) the mortgagee under such Exhibit A-1 Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) except as set forth on Schedule C-18(g) hereto, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Exhibit A-1 Loan;

          (h) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Exhibit A-1 Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) except as described on Schedule C-18(i) hereto, under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any casualty insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Exhibit A-1 Loan together with any accrued interest thereon; and under the terms of such Ground Lease and the related Mortgage Loan Documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Exhibit A-1 Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

          (j) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Exhibit A-1 Loan;

          (k) except as set forth on Schedule C-18(k) hereto, the lessor under such Ground Lease is not permitted to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

          (l) except as set forth on Schedule C-18(l) hereto, such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Exhibit A-1 Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Such Exhibit A-1 Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Exhibit A-1 Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8).

          20. Advancement of Funds. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Exhibit A-1 Loan, except for interest accruing from the date of origination of such Exhibit A-1 Loan or the date of disbursement of the Exhibit A-1 Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest. No Exhibit A-1 Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, except as identified on Schedule C-21 hereto, provides for interest-only payments without principal amortization for more than six months or for the negative amortization of interest, except that, in the case of an ARD Loan, such Exhibit A-1 Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Exhibit A-1 Loan is paid in full, (a) additional interest shall accrue, may be compounded monthly and shall be payable only after the outstanding principal of such Exhibit A-1 Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Exhibit A-1 Loan or otherwise.

          22. Legal Proceedings. To the Seller's knowledge, as of origination of the Exhibit A-1 Loan, except as set forth on Schedule C-22 hereto, there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Exhibit A-1 Loan) under any Exhibit A-1 Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Exhibit A-1 Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Exhibit A-1 Loan or the ability of any such guarantor to meet its obligations.

          23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-23 hereto, none of the Exhibit A-1 Loans permits the related Mortgaged Property or any direct controlling equity interest in the related Borrower to be encumbered by any mortgage lien or, in the case of a direct controlling equity interest in the related Borrower, a lien to secure any other debt, without the prior written consent of the holder of the subject Exhibit A-1 Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, as of origination of the subject Exhibit A-1 Loan, and to the Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule C-23 hereto, and except for cases involving other Exhibit A-1 Loans, no Mortgaged Property securing the subject Exhibit A-1 Loan is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Borrower is encumbered by a lien to secure any other debt. The related Mortgage Loan Documents require the Borrower under each Exhibit A-1 Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. To the Seller's knowledge, as of the origination of the Exhibit A-1 Loan, and, to the Seller's actual knowledge, as of the Closing Date, except as set forth on Schedule C-24 hereto: (i) each Mortgaged Property securing an Exhibit A-1 Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance with Usury Laws. Each Exhibit A-1 Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the extent required by applicable law, each Exhibit A-1 Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Exhibit A-1 Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Exhibit A-1 Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Exhibit A-1 Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that the originator of the Exhibit A-1 Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Exhibit A-1 Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Exhibit A-1 Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Exhibit A-1 Loans is at least equal to the total amount of such Exhibit A-1 Loans.

          28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28A hereto, no Mortgage Note or Mortgage for any Exhibit A-1 Loan requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Exhibit A-1 Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Exhibit A-1 Loan; provided that the Exhibit A-1 Loans that are Cross-Collateralized Mortgage Loans, and the other individual Exhibit A-1 Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price (in an amount that is, except as otherwise set forth on Schedule C-28B hereto, at least equal to 125% of the allocated loan amount for the released property or parcel) and prepayment consideration in connection therewith or (iii) the delivery of substitute real estate collateral. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Exhibit A-1 Loan under Treas. Reg. Section 1.860G-2(b)(2).

          29. Defeasance. With respect to any Exhibit A-1 Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), except as set forth on Schedule C-29A hereto, the related Mortgage Note or Mortgage provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Exhibit A-1 Loan of the exercise of the defeasance option and payment by the Borrower of all related reasonable fees, costs and expenses as set forth below; if the Borrower would continue to own assets in addition to the defeasance collateral, requires, or permits the lender to require, the Exhibit A-1 Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires counsel to provide a legal opinion that the Purchaser has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Exhibit A-1 Loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. To the Seller's actual knowledge, defeasance under the Exhibit A-1 Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage Loan Documents provide that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Exhibit A-1 Loan having a Cut-off Date Principal Balance equal to or greater than $19,900,000, the Exhibit A-1 Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Exhibit A-1 Loan and require the Borrower to pay any Rating Agency fees and expenses.

          30. Fixed Rate Loans. Each Exhibit A-1 Loan bears interest at a rate that remains fixed throughout the remaining term of such Exhibit A-1 Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          31. Inspection. The Seller, an affiliate of the Seller, or a correspondent in the conduit funding program of the Seller, inspected, or caused the inspection of, each Mortgaged Property securing an Exhibit A-1 Loan within twelve (12) months of the Closing Date.

          32. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Exhibit A-1 Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

          33. Due-on-Sale. Except as set forth on Schedule C-33 hereto, the Mortgage for each Exhibit A-1 Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Exhibit A-1 Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Exhibit A-1 Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated

Borrowers with respect to cross-collateralized Exhibit A-1 Loans or multi-property Exhibit A-1 Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Exhibit A-1 Loan. The related Mortgage Loan Documents require the Borrower under each Exhibit A-1 Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all actions requiring such consent or approval under the related Mortgage, including the cost of counsel opinions relating to REMIC or other securitization and tax issues or require the payment of a specified fee or fees, including a 1% assumption fee that would be applied to pay such fees and expenses.

          34. Single Purpose Entity. Each Exhibit A-1 Loan with an original principal balance over $5,000,000.00 requires the related Borrower to be, at least for so long as the Exhibit A-1 Loan is outstanding, and to the Seller's actual knowledge, the related Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a Person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan Documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents;
(iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
(iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Exhibit A-1 Loan with a Cut-off Date Principal Balance of $20,000,000 or more, the related Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Borrower shall have an outside independent director or member. The Seller has obtained, with respect to each Exhibit A-1 Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To the Seller's actual knowledge, each Borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and the Borrower's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Borrower on an Exhibit A-1 Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence, and the Seller has obtained, in connection with its origination or acquisition of the subject Exhibit A-1 Loan, an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

          35. Whole Loan. Each Exhibit A-1 Loan is a whole loan and not a participation interest in a mortgage loan.

          36. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

          37. ARD Loans. Except as described on Schedule C-37 hereto, each Exhibit A-1 Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Exhibit A-1 Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Exhibit A-1 Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

          38. Security Interests. The security agreements, financing statements or other instruments, if any, related to the Exhibit A-1 Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), which in all cases includes elevators and all Borrower-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel operated by the related Borrower, then such personal property constitutes such portion of the material personal property required to operate the Borrower's business as the Seller considered appropriate in light of its underwriting standards; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Exhibit A-1 Loan establishes and creates a valid and enforceable lien and security interest on the property described therein (subject to the exceptions set forth in Paragraph 13 above), which lien/security interest shall, in the case of (i) elevators at all Mortgaged Properties having the same and (ii) all Borrower-owned furniture, fixtures and equipment at Borrower operated hotel properties, be a first priority lien/security interest except for certain personal property subject to purchase money security interests and personal property leases. In the case of any Exhibit A-1 Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC financing statement relating to the Exhibit A-1 Loan has been executed by the Seller in blank which the Purchaser or its designee is authorized to complete and to file in the filing office in which such financing statement was filed. Each Exhibit A-1 Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby.

          39. Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Exhibit A-1 Loan is covered by a secured creditor impaired property policy, then the Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Exhibit A-1 Loan is covered by a secured creditor impaired property policy, then: (x) all premiums for such insurance have been paid; (y) such insurance is in full force and effect; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then,
(A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Exhibit A-1 Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan Documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Exhibit A-1 Loan. If the Exhibit A-1 Loan is listed on Schedule C-12(EI) hereto and the environmental insurance for such Exhibit A-1 Loan is not a secured creditor policy but was required to be obtained by the Borrower, then the holder of the Exhibit A-1 Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Seller's knowledge, the Borrower has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph 39.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Exhibit A-1 Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg. Section 1.860G-1(b)(2).

          41. Operating Statements. Except for the Exhibit A-1 Loans with an initial principal balance less than $3,000,000, which may only require annual statements, each Exhibit A-1 Loan requires the Borrower, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Exhibit A-1 Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

          42. Servicing Rights. Except as otherwise contemplated in this Agreement or the Pooling and Servicing Agreement, no Person has been granted or conveyed the right to service any Exhibit A-1 Loan or receive any consideration in connection therewith.

          43. Recourse. Except as set forth on Schedule C-43A hereto, each Exhibit A-1 Loan is non-recourse; provided that, except as described on Schedule C-43B hereto or for Exhibit A-1 Loans with a Cut-off Date Principal Balance of less than $5,000,000, the Borrower and either a principal of the Borrower or other individual guarantor, with assets other than any interest in the Borrower, is liable in the event of (i) fraud or material misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits, (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Borrower; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

          44. Assignment of Collateral. There is no material collateral securing any Exhibit A-1 Loan that has not been assigned to the Purchaser.

          45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Exhibit A-1 Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

          46. Servicing. The servicing and collection practices used with respect to each Exhibit A-1 Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          47. Originator's Authorization To Do Business. To the extent required under applicable law, as of the Exhibit A-1 Loan's funding date and at all times when it held such Exhibit A-1 Loan, the originator of each Exhibit A-1 Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located, except where the failure to be so authorized does not adversely affect the enforceability of such Exhibit A-1 Loan.

          48. No Fraud In Origination. In the origination of the Exhibit A-1 Loan, neither the originator nor any employee or agent of the Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To the Seller's actual knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Exhibit A-1 Loan, the Borrower or the Mortgaged Property.

          49. Appraisal. In connection with its origination or acquisition of each Exhibit A-1 Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Exhibit A-1 Loan; to the Seller's knowledge, the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Exhibit A-1 Loan was originated.

          50. Jurisdiction of Organization. Each Borrower under an Exhibit A-1 Loan was organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

          51. Borrower Concentration. Except as otherwise specified on Schedule C-51 hereto, no single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Exhibit A-1 Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

          52. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Exhibit A-1 Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Exhibit A-1 Loan are conveyed hereunder to the Purchaser.

          53. Access. The Mortgaged Property securing each Exhibit A-1 Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

          54. Thunderbird Airport Plaza Mortgage Loan. With respect to the Exhibit A-1 Loan identified as Thunderbird Airport Plaza, upon termination of the ground lease, the termination payment will, in all cases, be equal to, or greater than, the sum of all amounts due upon a related prepayment of the subject mortgage loan, including, without limitation, principal, accrued interest and any yield maintenance fee, prepayment premium, or other prepayment consideration required under the terms of the loan documents.

                EXCEPTIONS TO MLPA REPRESENTATIONS AND WARRANTIES

                              SCHEDULE C-12(Ab/LBP)

1-2575 Grand Canal Boulevard

2-4210 Lake Avenue Townhouses

3-Anoka Acres Mobile Home Community

4-Biarritz Drive Apartments

5-Ellsworth Square Apartments

6-Gold Star Mobile Estates

7-Greenwood Apartments

8-Knollwood Townhouse Apartments

9-Lincoln Broadway Building

10-Old Town Station Shopping Center

11-Seven Wells Street

12-Midtown Estates


                                  C-12-(Ab/LBP)

                                SCHEDULE C-12(TS)

                                       N/A


                                    C-12(TS)

                               SCHEDULE C-12(OLD)

                                       N/A


                                    C-12(OLD)

                                SCHEDULE C-12(MV)

                                       N/A


                                    C-12(MV)

                                SCHEDULE C-12(EI)

1-2575 Grand Canal Boulevard

2-365 Broadway

3-4210 Lake Avenue Townhouses

4-Anoka Acres Mobile Home Community

5-Biarritz Drive Apartments

6-Ellsworth Square Apartments

7-Gold Star Mobile Estates

8-Greenwood Apartments

9-Knollwood Townhouse Apartments

10-Lincoln Broadway Building

11-Midtown Estates

12-Northeast Medical Arts Center

13-Old Town Station Shopping Center

14-Plank Road Commons

15-Seven Wells Street


                                    C-12(EI)

                                SCHEDULE C-18(e)

          In the case of the mortgage loans identified as Thunderbird Airport Plaza and Fairmount Place II, the Ground Lease provides that the ground landlord will not terminate the Ground Lease without first giving notice to the lender of its intent to terminate the Ground Lease and the expiration of cure periods granted to the lender, but the Ground Lease does not provide that notices of termination will not be effective against the lender without delivery of the same to the lender.


                                     C-18(e)

                                SCHEDULE C-18(g)

In the case of the mortgage loan identified as Thunderbird Airport Plaza, the Ground Lease will expire on March 31, 2043, after the exercise of all extension options. The amortization term of the subject mortgage loan ends on January 11, 2033. In addition, the Ground Lease is subject to a termination option if the ground lease premises are required for the future expansion and/or operation of the surrounding airport or if the borrower is precluded from operating under the terms of the ground lease because the federal government or other governmental agency, such as the Federal Aviation Administration, assumes control of the surrounding airport or because the ground landlord altered its development of the surrounding airport. Upon the exercise of such termination option, a termination payment will be payable to the borrower equal to the greater of (i) the fair market value of the leasehold interest, considering the remaining lease term and the fair market value of all improvements owned by the borrower or (ii) the original construction cost of such improvements less three percent depreciation per year.


                                     C-18(g)

                                SCHEDULE C-18(i)

In the case of the mortgage loan identified as Thunderbird Airport Plaza, the Ground Lease provides that, with respect to a condemnation or taking, the ground landlord will be entitled to that portion of the award made for or on account of the taking or injury to the Mortgaged Property, taking account of the fact that the Mortgaged Property is subject to the Ground Lease and of Landlord's reversionary right, exclusive of improvements constructed by the borrower.

In the case of the mortgage loan identified as Fairmount Place II, the Ground Lease provides that casualty or condemnation proceeds will be used by the Landlord under the Ground Lease to restore the portion of the Mortgaged Property subject to the Ground Lease. However, the lender does not have the right to hold the proceeds for disbursement in connection with the repairs or to designate a trustee to hold the proceeds. The Ground Lease covers 263 spaces in a parking garage containing 488 parking spaces. The borrower will be entitled to a portion of any condemnation award equal to the value of the borrower's leasehold interest, and this award would be used for repairs or to pay down the debt in accordance with the loan documents. Neither the borrower nor the lender has any other interest in any condemnation award.


                                     C-18(i)

                                SCHEDULE C-18(k)

In the case of the mortgage loan identified as Thunderbird Airport Plaza, the federal government or other governmental agency, such as the Federal Aviation Administration, may assume control of the surrounding airport or the ground landlord may alter its development of the surrounding airport. The Ground Lease is subject to a termination option upon any of such events, and upon the exercise of such termination option, a termination payment will be payable to the borrower equal to the greater of (i) the fair market value of the leasehold interest, considering the remaining lease term and the fair market value of all improvements owned by the borrower or (ii) the original construction cost of such improvements less three percent depreciation per year.


                                     C-18(k)

                                SCHEDULE C-18(l)

In the case of the mortgage loans identified as Thunderbird Airport Plaza and Fairmount Place II, the ground landlord is prohibited from agreeing to any amendment of the Ground Lease without the lender's prior written consent, but the Ground Lease does not state that any such action without consent will not be binding on the lender.


                                     C-18(l)

                                  SCHEDULE C-21

In the case of the mortgage loan identified as British Aerospace Systems, the subject mortgage loan provides for payments of interest only until November 11, 2007.

In the case of the mortgage loan identified as The Carl Zeiss Building, the subject mortgage loan provides for payments of interest only until November 11, 2009.

In the case of the mortgage loan identified as The Ritz-Carlton, Key Biscayne, the subject mortgage loan provides for payments of interest only until April 11, 2004.

In the case of the mortgage loan identified as Crescent at Carlyle, the subject mortgage loan provides for payments of interest only until January 11, 2008.

                                  SCHEDULE C-22

In the case of the mortgage loan identified as The Ritz-Carlton, Key Biscayne, the borrower is subject to litigation related to the foreclosure of construction liens and related breach of contract actions. See Schedule C-24 hereof.

                                  SCHEDULE C-23

In the case of the mortgage loan identified as The Ritz-Carlton, Key Biscayne, the borrower has incurred a $21,750,000 secured loan from a party unrelated to the borrower. $3,000,000 in additional funds may be advanced on the subordinate loan for alterations to the property. The subordinate loan is a floating rate loan with an interest rate equal to 300 basis points over the 30 day LIBOR rate, and it is subject to a subordination agreement executed by the holder of the subject mortgage loan and the subordinate lender. In addition, the subordinate lender may not take any enforcement action with respect to the subordinate loan without the consent of the holder of the subject mortgage loan. The subordinate lender is permitted to transfer the subordinate loan to one or more qualified institutional lenders meeting certain criteria set forth in the subordination agreement.

In the case of one (1) mortgage loan identified as BECO Building, a purchaser of the property from the borrower, approved by the lender in accordance with the loan documents and in connection with a related assumption of the subject mortgage loan, would be permitted to incur mezzanine financing in an amount not to exceed $4,000,000 in connection with such purchase. Such mezzanine loan would be secured by ownership interests in the purchaser. The combined debt service coverage ratio of the subject mortgage loan and the mezzanine loan must be at least 1.20 to 1.00, and the combined loan-to-value ratio of the subject mortgage loan and the mezzanine loan must not exceed 80%. The holder of the mezzanine loan must execute an intercreditor agreement satisfactory to the holder of the subject mortgage loan.

In the case of one (1) mortgage loan identified as Pine Meadow Apartments, a $1,434,000 mezzanine loan is secured by membership interests in the borrower held by the sole member of the borrower. An intercreditor agreement was executed by the holder of the subject mortgage loan and the mezzanine lender, which agreement provides that the mezzanine loan is subordinated in priority and payment to the subject mortgage loan, that the mezzanine lender has cure rights with respect to a borrower default and that the mezzanine lender may foreclose on the ownership interests in borrower upon the satisfaction of certain conditions. In addition, the mezzanine lender has an option to purchase the subject mortgage loan if the subject mortgage loan is accelerated or if an enforcement action is commenced thereunder. The purchase price will equal the outstanding principal balance of the subject mortgage loan together with all accrued interest and other amounts due thereon (including late charges, default interest, exit fees, prepayment fees, yield maintenance, advances and post-petition interest), any protective advances and any interest on such advances, including all costs and expenses actually incurred by the holder of the subject mortgage loan in enforcing the terms of the loan documents. Except for certain transfers to transferees with approved characteristics, the mezzanine lender may not transfer the mezzanine loan without the consent of the holder of the subject mortgage loan. The mezzanine lender also has consent rights with respect to certain actions to be taken with respect to the subject mortgage loan.

                                  SCHEDULE C-24

In the case of the mortgage loan identified as The Ritz-Carlton, Key Biscayne, the borrower is subject to litigation related to the foreclosure of construction liens and related breach of contract actions. The dispute is presently in arbitration. The title insurance company has provided insurance over the recorded liens related to the dispute, and the principals of the borrower delivered an indemnity agreement to the title insurance company. In addition, $2,959,885 is being held by the title insurance company in escrow with respect to the dispute. In the event of an adverse determination, the loan documents require the borrower to either pay the amount of the determination within 60 days or to bond over the items and obtain removal of the claims as a lien on the property. If the borrower fails to take either of these actions, the interest rate on the subject mortgage loan will increase by four percent. In addition, the non-recourse carveout guarantors of the subject mortgage loan have full recourse liability for non-payment of any adverse determination amounts.

                                 SCHEDULE C-28A

In the case of the mortgage loan identified as Rocky Mount Marketplace, the borrower may obtain the release of certain unimproved portions of the related mortgaged real property without a partial defeasance or payment of a release price upon satisfaction of various specified criteria, including evidence of compliance with municipal and county requirements, the creation of a subdivision plat depicting the release parcel as a separate subdivided lot such that the release parcel and the remaining property will be separate tax parcels and the recordation of any easements across the release parcel necessary to service the remaining property.


                                      C-28A

                                 SCHEDULE C-28B

In the case of the multi-property loan portfolio identified as North Park Executive Center, the related borrower can obtain the release of individual properties from the related subject mortgage loan through a partial defeasance of the subject mortgage loan in an amount equal to 110% of the allocated loan amount and upon the satisfaction of certain legal and underwriting requirements. In addition, the borrower may obtain a release of properties serving as collateral for the subject mortgage loan in connection with one or more assumptions of a portion of the subject mortgage loan. The transferee will assume a portion of the loan equal to the outstanding principal balance of the subject mortgage loan multiplied by the quotient of the allocated loan amount for the subject property divided by the total allocated loan amount for all properties. After the assumption, the released property will no longer serve as collateral for the unassumed loan but will serve as collateral for the assumed loan. The borrower and the transferee must satisfy the same conditions as would be required for an assumption of the entire loan. In addition, (i) the debt service coverage ratio must be at least 1.35 to 1.00 and (ii) the loan-to-value ratio must not exceed 70%, in each case for both the assumed loan collateral and the unassumed loan collateral. The borrower will be permitted to prepay a portion of either the unassumed loan or the assumed loan, subject to a prepayment fee, in order to satisfy the loan-to-value ratio test. Only a maximum of two individual properties may be released through any combination of the above release provisions.


                                      C-28B

                                 SCHEDULE C-29A

In the case of the mortgage loan identified as Sully Place, the applicable lock-out period for defeasance has expired. The subject mortgage loan is being placed in its own loan REMIC and will be subject to a repurchase obligation of the Seller in the event that the borrower exercises a defeasance option within two years after the start-up date of the REMIC containing the other mortgage loans.


                                      C-29A

                                  SCHEDULE C-33

In the case of the mortgage loan identified as Great Lakes Crossing, no assumption fee will be due in connection with a transfer of the property and an assumption of the loan. However, the borrower is required to reimburse the holder of the subject mortgage loan for all reasonable expenses incurred by Lender in connection with any transfer or sale. In addition, the borrower may sell the property in connection with an assumption of the loan by entities with certain pre-approved characteristics or to an entity otherwise approved by the applicable rating agencies (each a "Permitted Owner"), so long as (a) unless the transferee is affiliated with the borrower, a "no downgrade" letter is obtained from each applicable rating agency and (b) a new non-consolidation opinion is delivered. In addition, transfers of direct ownership interests in the borrower are permitted so long as (a) after the transfer, either The Taubman Realty Group Limited Partnership, a Delaware limited partnership ("TRG"), an affiliate of TRG or a Permitted Owner controls the borrower and owns at least 50% of Borrower and
(b) if 49% or more of the direct or indirect ownership interests in the borrower are being transferred to a person not owning at least 49% of the direct or indirect ownership interests as of the origination of the subject mortgage loan, the borrower must deliver a new non-consolidation opinion acceptable to the rating agencies.

In the case of the mortgage loans identified as British Aerospace Systems and Crescent at Carlyle, the assumption fee is 0.5%, rather than 1%.

In the case of the mortgage loan identified as Ritz-Carlton, Key Biscayne, the assumption fee is 0.25%, rather than 1%.

In the case of the mortgage loans identified as Ford Factory Square, Paradise Cay Apartments, and Northeast Medical Arts Center, the assumption fee is 0.5%, rather than 1%, with respect to only the first assumption of such mortgage loan.

In the case of the mortgage loan identified as Hoover Square, the assumption fee is 0.5%, rather than 1%, for a transfer occurring within eighteen (18) months after origination of the subject mortgage loan.

In the case of the mortgage loan identified as Museum Square, no assumption fee will be required in connection with a one-time permitted transfer to an entity wholly-owned by one or both of the non-recourse carveout guarantors. The assumption fee will otherwise be 1%, except that in the case of the first assumption of the subject mortgage loan, the assumption fee will be 0.5%.

                                  SCHEDULE C-37

In the case of the mortgage loan identified as Crescent at Carlyle, the loan was originated on January 9, 2003, and the anticipated repayment date is January 11, 2008.

                                 SCHEDULE C-43A

In the case of the mortgage loan identified as Eckerds Nashville, the subject mortgage loan is fully recourse to each of the tenants-in-common collectively composing the borrower until the tenants-in-common transfer the property to a single-purpose entity as required by the loan documents.

In the case of the mortgage loan identified as Lincoln Broadway Building, the subject mortgage loan is fully recourse to the two individual borrowers.


                                      C-43A

                                 SCHEDULE C-43B

In the case of the mortgage loan identified as Great Lakes Crossing, the non-recourse guarantor is not an individual (The Taubman Realty Group Limited Partnership). In addition, the borrower and the non-recourse guarantor have liability for intentional misrepresentation instead of material misrepresentation. The subject mortgage loan also does not become recourse to the borrower and the non-recourse guarantor in the event of a voluntary bankruptcy.

In the case of the mortgage loans identified as British Aerospace Systems, The Carl Zeiss Building, Crescent at Carlyle and Sully Place, there is no non-recourse guarantor other than the borrower.

In the case of the mortgage loans identified as Advantis Technologies, Inc. and Centennial Village, the non-recourse guarantor is not an individual (Corporate Property Associates 15 Incorporated).

In the case of the mortgage loans identified as Centennial Village and Plank Road Commons, the non-recourse guarantor does not have environmental liability. With respect to the Plank Road Commons property, a secured creditor impaired property insurance policy covering specific environmental matters with respect to the property was obtained.

In the case of the mortgage loan identified as Fairmount Place II, the borrower and the non-recourse guarantor is liable only for legal costs and expenses incurred by the lender in connection with a voluntary bankruptcy.

In the case of the mortgage loan identified as Ritz-Carlton, Key Biscayne, the borrower and the non-recourse guarantor have liability for intentional misrepresentation instead of material misrepresentation.


                                      C-43B

                                  SCHEDULE C-51

In the case of the mortgage loans identified as British Aerospace Systems and Crescent at Carlyle, the underlying borrowers are affiliated.

In the case of the mortgage loans identified as Great Lakes Crossing, Ritz-Carlton, Key Biscayne and Museum Square, each subject mortgage loan has a Cut-Off Principal Balance of $50,000,000 or more.

                                  Exhibit D-1A

                      Form of Certificate of the Secretary
                     or an Assistant Secretary of the Seller

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-CK2

          CERTIFICATE OF ASSISTANT SECRETARY OF COLUMN FINANCIAL, INC.

          I, ______________________, hereby certify that I am a duly appointed Assistant Secretary of Column Financial, Inc. (the "Corporation"), a Delaware corporation, and further certify as follows:

          1. Attached hereto as Exhibit A are true and correct copies of the Certificate of Incorporation and By-Laws of the Corporation, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Corporation, in full force and effect.

          2. Attached hereto as Exhibit B is a certificate of good standing of the Corporation issued by the Secretary of State of the State of Delaware within ten (10) days of the date hereof, and no event (including, without limitation, any act or omission on the part of the Corporation) has occurred since the date thereof which has affected the good standing of the Corporation under the laws of the State of Delaware.

          3. The Board of Directors of the Corporation, by unanimous written consent dated April 20, 2001 (the "Resolutions"), authorized, among other things, all actions necessary to consummate transactions of the type contemplated by the Mortgage Loan Purchase Agreement dated as of March 27, 2003 (the "First Mortgage Loan Purchase Agreement"), solely between the Corporation, as seller, and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and the Mortgage Loan Purchase Agreement dated as of March 27, 2003 (the "Second Mortgage Loan Purchase Agreement" and, together with the First Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), by and among the Corporation, as seller, CSFBMSC, as purchaser, and KeyBank National Association, as additional party, and to execute and deliver documents and/or instruments such as the Mortgage Loan Purchase Agreements and the Column Indemnification Agreement dated as of March 27, 2003 (the "Indemnification Agreement"), between the Corporation, CSFBMSC and Credit Suisse First Boston LLC, Goldman, Sachs & Co. and McDonald Investments Inc. Attached hereto as Exhibit C is a true and correct copy of such Resolutions. The Resolutions have not been amended, modified, annulled or revoked since they were adopted, and are in full force and effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

          4. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Corporation and his genuine signature is set forth opposite his name.


                                     D-1A-1

Name                       Office                  Signature
----                       ------                  ---------


[Jeffrey A. Altabef]   Vice President   ______________________________

[Reese Mason]          Vice President   ______________________________

          Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]


                                     D-1A-2

          IN WITNESS WHEREOF, the undersigned has executed this certificate as of April 11, 2003.

                                                      By:
                                                          ----------------------
                                                      Name:
                                                      Title: Assistant Secretary


                                     D-1A-3

                                    Exhibit A

       Certificate of Incorporation and By-laws of Column Financial, Inc.

                                 [See attached.]


                                     D-1A-4

                                    Exhibit B

             Certificate of Good Standing of Column Financial, Inc.

                                 [See attached.]


                                     D-1A-5

                                    Exhibit C

    Unanimous Written Consent of Board of Directors of Column Financial, Inc.

                                 [See attached.]


                                     D-1A-6

                                  Exhibit D-1B

                        Form of Certificate of the Seller

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-CK2

                      CERTIFICATE OF COLUMN FINANCIAL, INC.

          In connection with the execution and delivery by Column Financial, Inc. ("Column") of, and the consummation of the various transactions contemplated by, (i)the Mortgage Loan Purchase Agreement dated as of March 27, 2003 (the "First Mortgage Loan Purchase Agreement"), solely between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and Column, as seller, (ii) the Mortgage Loan Purchase Agreement dated as of March 27, 2003 (the "Second Mortgage Loan Purchase Agreement" and, together with the First Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), by and among CSFBMSC, as purchaser, Column, as seller, and KeyBank National Association, as additional party, and (iii) the Column Indemnification Agreement dated as of March 27, 2003 (the "Indemnification Agreement" and, collectively with the Mortgage Loan Purchase Agreements, the "Agreements"), among Column, CSFBMSC, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and McDonald Investments Inc., the undersigned hereby certifies that (i) the representations and warranties of Column in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Column has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreements to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreements.


                                     D-1B-1

Dated: April 11, 2003.

                                                      COLUMN FINANCIAL, INC.


                                                      By:
                                                          ----------------------
                                                      Name:
                                                      Title:


                                     D-1B-2

                                  Exhibit D-2A

               Form of Opinion of In-house Counsel to the Seller,
                            Pursuant to Section 7(vi)

                                 April 11, 2003

To the Parties Listed on Annex A hereto

          Re: Credit Suisse First Boston Mortgage Securities Corp.,
              Commercial Mortgage Pass-Through Certificates, Series 2003-CK2

Ladies and Gentlemen:

     I am a Vice President and Counsel of Credit Suisse First Boston LLC ("CSFB") and have acted as special counsel to Column Financial, Inc. (the "Mortgage Loan Seller") in connection with certain matters relating to:

     (i) the Mortgage Loan Seller's sale to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") of certain multifamily and commercial mortgage loans (the "Group I Mortgage Loans"), pursuant to that certain mortgage loan purchase agreement (the "First Mortgage Loan Purchase Agreement"), dated as of March 27, 2003, by and between the Depositor, as purchaser, and the Mortgage Loan Seller, as seller,

     (ii) the Mortgage Loan Seller's sale to the Depositor of certain other multifamily and commercial mortgage loans (the "Group II Mortgage Loans" and, together with the Group I Mortgage Loans, the "Mortgage Loans"), pursuant to that certain other mortgage loan purchase agreement (the "Second Mortgage Loan Purchase Agreement" and, together with the First Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), dated as of March 27, 2003, by and among the Depositor, as purchaser, the Mortgage Loan Seller, as seller, and KeyBank, as additional party, and

     (iii) the Mortgage Loan Seller's providing indemnities to the Depositor, CSFB, Goldman, Sachs & Co. ("Goldman") and McDonald Investments Inc. ("McDonald"), pursuant to that certain indemnification agreement (the "Indemnification Agreement"), dated March 27, 2003, by and among the Mortgage Loan Seller, the Depositor, CSFB, Goldman and McDonald.

     Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreements.

     In rendering the opinions set forth below, I have examined and relied upon originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Indemnification Agreement and the Mortgage Loan Purchase Agreements (collectively, the "Agreements"), and such certificates, corporate records and other documents, agreements, instruments and opinions,


                                     D-2A-1
as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Mortgage Loan Seller), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor and the Mortgage Loan Seller and of public officials.

     Based upon and subject to the foregoing, I am of the opinion that:

          1. The Mortgage Loan Seller is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

          2. The execution, delivery and performance of the Agreements have been duly authorized by the Mortgage Loan Seller and the Agreements have been duly executed and delivered by the Mortgage Loan Seller.

          3. The execution and delivery by the Mortgage Loan Seller of the Agreements, the performance by the Mortgage Loan Seller of its obligations under the Agreements and the consummation by the Mortgage Loan Seller of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Mortgage Loan Seller's organizational documents or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Mortgage Loan Seller, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Mortgage Loan Seller to enter into and perform its obligations under the Agreements.

          4. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Mortgage Loan Seller (a) asserting the invalidity of any of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or (c) which could reasonably be expected to materially and adversely affect the performance by the Mortgage Loan Seller of its obligations under, or the validity or enforceability (with respect to the Mortgage Loan Seller) of, the Agreements. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has overtly threatened in writing to the Mortgage Loan Seller a present intention to initiate such proceedings.


                                     D-2A-2

     I am a member of the Bar of the State of New York and the opinions set forth above are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraphs (1) and (2) above as to the General Corporation Law of the State of Delaware are based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this letter.

     This letter is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transactions contemplated by the Agreements.

     I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.

                                                 Very truly yours,


                                     D-2A-3

                                     Annex A

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York  10010

Column Financial, Inc.
3414 Peachtree Road, N.E.
Suite 1140
Atlanta, Georgia  30326

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

Wells Fargo Bank Minnesota, N.A.
45 Broadway
12th Floor
New York, New York  10006

KeyCorp Real Estate Capital Markets, Inc.
d/b/a KeyBank Real Estate Capital
911 Main Street
Suite 1500
Kansas City, Missouri  64105

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York  10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007


                                     D-2A-4

                                  Exhibit D-2B

                 Form of Opinion of Sidley Austin Brown & Wood,
                           Pursuant to Section 7(vii)

                                 April 11, 2003

To the Parties Listed on Annex A:

          Re: Credit Suisse First Boston Mortgage Securities Corp.,
              Commercial Mortgage Pass-Through Certificates, Series 2003-CK2

Ladies and Gentlemen:

          We have acted as special counsel to Column Financial, Inc. ("Column") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of: certain multifamily and commercial mortgage loans (collectively, the "Group I Mortgage Loans"), pursuant to that certain mortgage loan purchase agreement dated as of March 27, 2003 (the "First Mortgage Loan Purchase Agreement"), between Column, as seller, and CSFBMSC, as purchaser; and certain other multifamily and commercial mortgage loans (collectively, the "Group II Mortgage Loans" and, collectively with the Group I Mortgage Loans, the "Mortgage Loans"), pursuant to that certain other mortgage loan purchase agreement dated as of March 27, 2003 (the "Second Mortgage Loan Purchase Agreement" and, together with the First Mortgage Loan Purchase Agreement, the "Agreements"), among CSFBMSC, as purchaser, Column, as seller, and KeyBank National Association, as additional party.

          This opinion letter is being provided to you pursuant to Section 7(vii) of the First Mortgage Loan Purchase Agreement and Section 7(iii) of the Second Mortgage Loan Purchase Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreements.

          For purposes of this opinion letter, we have reviewed the Agreements. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.


                                     D-2B-1

          In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed by our opinions below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (ix) except to the extent expressly addressed by our opinions below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and
(x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

          Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference,


                                     D-2B-2
fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

          In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreements. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. Each of the Agreements constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

          2. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by Column of the transactions contemplated by the Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

          3. Column's execution, delivery and performance of the Agreements will not in any material respect conflict with or result in a material violation of any federal or State of New York statute or regulation of general applicability in transactions of the type contemplated by the Agreements.

          The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreements, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                                 Very truly yours,


                                     D-2B-3

                                     Annex A

Credit Suisse First Boston Mortgage
   Securities Corp.
Eleven Madison Avenue
New York, New York 10010

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York 10010

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114

Wells Fargo Bank Minnesota, N.A.
45 Broadway
12th Floor
New York, New York 10006

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York 10004


                                     D-2B-4

                                  Exhibit D-2C

                  Form of Letter of Sidley Austin Brown & Wood,
                            Pursuant to Section 7(ix)




                                 April 11, 2003


To the Parties Listed on Annex A hereto:

                  Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-CK2
                           ----------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

                           (i) the filing by the Depositor of a registration statement on Form S-3 (No. 333-97955) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "Securities Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

                           (ii) the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Group I Mortgage Loans"), pursuant to that certain mortgage loan purchase agreement, dated as of March 27, 2003 (the "First Mortgage Loan Purchase Agreement"), by and between Column, as seller, and the Depositor, as purchaser;

                           (iii) the sale by Column, and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (collectively, the "Group II Mortgage Loans" and, collectively with the Group I Mortgage Loans, the "Mortgage Loans"), pursuant to that certain other mortgage loan purchase agreement dated as of March 27, 2003 (the "Second Mortgage Loan Purchase Agreement" and, together with the First Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), by and among Column, as seller, the Depositor, as purchaser, and KeyBank National Association ("KeyBank"), as additional party;

                           (iv) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,006,847,097 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2003-CK2 (the "Certificates"), consisting of twenty-seven (27) classes designated Class A-X, Class A-SP, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class GLC, Class RCKB, Class R, Class V-1, Class V-2, Class V-3 and Class V-4, pursuant to that certain pooling and servicing agreement dated as of April 11, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a KeyBank Real Estate Capital, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");


                                     D-2C-1

                           (v) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor; and

                           (vi) the sale by the Depositor, and the purchase by Credit Suisse First Boston LLC ("CSFB LLC"), Goldman, Sachs & Co. ("Goldman") and McDonald Investments Inc. ("McDonald" and, collectively with CSFB LLC and Goldman in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to that certain underwriting agreement dated as of March 27, 2003 (the "Underwriting Agreement"), among the Depositor and the Underwriters.

                  The Pooling and Servicing Agreement, the Underwriting Agreement, the First Mortgage Loan Purchase Agreement and the Second Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

                  The Group I Mortgage Loans that are identified on Exhibit A-2 to the First Mortgage Loan Purchase Agreement, collectively with the Group II Mortgage Loans, constitute the "KeyBank Mortgage Loans". All of the KeyBank Mortgage Loans were originated by KeyBank and subsequently sold by KeyBank to Column. The Group I Mortgage Loans that are not KeyBank Mortgage Loans constitute the "Column Mortgage Loans".

                  For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated March 27, 2003, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated March 27, 2003, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement", and, together with the Basic Prospectus, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of each of the Agreements by all parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with


                                     D-2C-2
the respective Agreements by the parties thereto, (x) the conformity, to the requirements of the respective Mortgage Loan Purchase Agreements and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor, Column and KeyBank, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

                  We are delivering this letter in our capacity as special counsel to the Depositor and Column. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"), and we have reviewed certain loan summaries prepared by Column or an affiliate of Column, or a counsel for either of them, in respect of the Column Mortgage Loans. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that has caused us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (x) any financial statements, schedules and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom, (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the KeyBank Mortgage Loans and/or the Borrowers and Mortgaged Properties relating to such Mortgage Loans or (z) any information contained in or omitted from the computer diskette that accompanies the Prospectus. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor and Column in connection with the determination of materiality.

                  When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley Austin Brown & Wood LLP attorneys currently practicing law with this firm who have been involved in any material respect in representing the Depositor and/or Column in connection with the Transactions or who may have represented Column in the origination of any of the Mortgage Loans. We call to your attention that, with your knowledge and consent, except as described above, such Sidley Austin


                                     D-2C-3

Brown & Wood LLP attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

                  This letter is being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the statements made herein. This letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person (including, without limitation, any person who acquires the Certificates from the persons to whom this letter is addressed) or transmitted to any other person without our prior consent.

                                Very truly yours,



                                     D-2C-4

                                     Annex A
                                     -------

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York  10010-3629

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114



                                     D-2C-5